SEC. File Nos. 2-10760
811-32

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
Registration Statement
Under
the Securities Act of 1933
Post-Effective Amendment No. 79
and
Registration Statement
Under
The Investment Company Act of 1940
Amendment No. 22

FUNDAMENTAL INVESTORS, INC.
(Exact Name of Registrant as specified in charter)
P. O. Box 7650, Four Embarcadero Center
San Francisco, California 94111
(Address of principal executive offices)

Registrant's telephone number, including area code:
(415) 421-9360


JULIE F. WILLIAMS
P. O. Box 7650, Four Embarcadero Center
San Francisco, California 94111
(name and address of agent for service)


Copies to:
Cary I. Klafter, Esq.
MORRISON & FOERSTER
345 California Street
San Francisco, California 94104
(Counsel for the Registrant)

   The Registrant has filed a declaration pursuant to rule 24f-2 registering an indefinite number of shares under the Securities Act of 1933. On February 23, 1996, it filed its 24f-2 notice for fiscal 1995.

                  Approximate date of proposed public offering:
It is proposed that this filing become effective on March 1, 1996, pursuant to paragraph (b) of rule 485.

FUNDAMENTAL INVESTORS, INC.
CROSS REFERENCE SHEET

 ITEM NUMBER OF

PART "A" OF FORM N-1A                                               CAPTIONS IN PROSPECTUS (PART "A")

 1.    COVER PAGE                                  COVER PAGE

 2.    SYNOPSIS                                    SUMMARY OF EXPENSES

 3.    FINANCIAL HIGHLIGHTS                        FINANCIAL HIGHLIGHTS

 4.    GENERAL DESCRIPTION OF REGISTRANT           FUND ORGANIZATION AND MANAGEMENT; INVESTMENT OBJECTIVES AND POLICIES; CERTAIN
SECURITIES AND TECHNIQUES

 5.    MANAGEMENT OF THE FUND                      SUMMARY OF EXPENSES; FUND ORGANIZATION AND MANAGEMENT

 6.    CAPITAL STOCK AND OTHER SECURITIES          INVESTMENT OBJECTIVES AND POLICIES; CERTAIN SECURITIES
                                                   AND INVESTMENT TECHNIQUES; FUND ORGANIZATION AND
                                                   MANAGEMENT; DIVIDENDS, DISTRIBUTIONS AND TAXES

 7.    PURCHASE OF SECURITIES BEING OFFERED        PURCHASING SHARES; SHAREHOLDER SERVICES

 8.    REDEMPTION OR REPURCHASE                    REDEEMING SHARES

 9.    LEGAL PROCEEDINGS                           N/A



 ITEM NUMBER OF                                               CAPTIONS IN STATEMENT OF
PART "B" OF FORM N-1A                                               ADDITIONAL INFORMATION (PART "B")

10.    COVER PAGE                                  COVER

11.    TABLE OF CONTENTS                           TABLE OF CONTENTS

12.    GENERAL INFORMATION AND HISTORY             NONE

13.    INVESTMENT OBJECTIVES AND POLICIES          DESCRIPTION OF CERTAIN SECURITIES; FUNDAMENTAL POLICIES AND INVESTMENT
RESTRICTIONS

14.    MANAGEMENT OF THE REGISTRANT                FUND OFFICERS AND DIRECTORS; MANAGEMENT

15.    CONTROL PERSONS AND PRINCIPAL HOLDERS       FUND OFFICERS AND DIRECTORS
       OF SECURITIES

16.    INVESTMENT ADVISORY AND OTHER SERVICES      MANAGEMENT

17.    BROKERAGE ALLOCATION AND OTHER PRACTICES    EXECUTION OF PORTFOLIO TRANSACTIONS

18.    CAPITAL STOCK AND OTHER SECURITIES          NONE

19.    PURCHASE, REDEMPTION AND PRICING OF         PURCHASE OF SHARES; SHAREHOLDER
       SECURITIES BEING OFFERED                    ACCOUNT SERVICES AND PRIVILEGES

20.    TAX STATUS                                  DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

21.    UNDERWRITER                                 MANAGEMENT -- PRINCIPAL UNDERWRITER

22.    CALCULATION OF PERFORMANCE DATA             INVESTMENT RESULTS

23.    FINANCIAL STATEMENTS                        FINANCIAL STATEMENTS



 ITEM IN PART "C"

24.    FINANCIAL STATEMENTS AND EXHIBITS

25.    PERSONS CONTROLLED BY OR UNDER

       COMMON CONTROL WITH REGISTRANT

26.    NUMBER OF HOLDERS OF SECURITIES

27.    INDEMNIFICATION

28.    BUSINESS AND OTHER CONNECTIONS OF

       INVESTMENT ADVISER

29.    PRINCIPAL UNDERWRITERS

30.    LOCATION OF ACCOUNTS AND RECORDS

31.    MANAGEMENT SERVICES

32.    UNDERTAKINGS



       SIGNATURE PAGE


PROSPECTUS

FUNDAMENTAL INVESTORS(SM)

AN OPPORTUNITY FOR LONG-TERM
GROWTH OF CAPITAL AND INCOME
THROUGH A DIVERSIFIED PORTFOLIO
OF COMMON STOCKS

MARCH 1, 1996

[LOGO OF THE AMERICAN FUNDS GROUP(R)


                          FUNDAMENTAL INVESTORS, INC.


                            Four Embarcadero Center
                                  Suite 1800
                            San Francisco, CA 94111

The investment objective of the fund is to increase its shareholders' capital and income return over time. The fund strives to accomplish this objective by investing primarily in a diversified portfolio of common stocks, or securities convertible into common stocks.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information for the fund dated March 1, 1996, which contains the fund's financial statements, without charge by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEENAPPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

10-010-396

                               TABLE OF CONTENTS

 Summary of Expenses...............................................  3
 Financial Highlights..............................................  4
 Investment Objective and Policies.................................  4
 Certain Securities and Investment Techniques......................  5
 Investment Results................................................  7
 Dividends, Distributions and Taxes................................  7
 Fund Organization and Management..................................  8
 The American Funds Shareholder Guide.............................. 12-20
  Purchasing Shares................................................ 12
  Reducing Your Sales Charge....................................... 15
  Shareholder Services............................................. 16
  Redeeming Shares................................................. 18
  Retirement Plans................................................. 20

        IMPORTANT PHONE NUMBERS

 Shareholder Services... 800/421-0180 ext. 1

 Dealer Services... 800/421-9900 ext. 11

 American FundsLine(R).. 800/325-3590
 (24-hour information)

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         SUMMARY OF
           EXPENSES



     Average annual
 expenses paid over
   a 10-year period
           would be
  approximately $14
 per year, assuming
           a $1,000
   investment and a
   5% annual return
     with a maximum
      sales charge.

              This table is designed to help you understand costs of investing in the fund. These are historical expenses; your actual expenses may vary.

              SHAREHOLDER TRANSACTION EXPENSES
              Maximum sales charge on purchases
               (as a percentage of offering price).................... 5.75%/1/

              The fund has no sales charge on reinvested dividends, deferred sales charge,/2/ redemption fees or exchange fees.


              ANNUAL FUND OPERATING EXPENSES (as a percentage of
               average net assets)
              Management fees......................................... 0.32%
              12b-1 expenses.......................................... 0.23%/3/
              Other expenses (including audit, legal, shareholder
               services, transfer agent and custodian expenses)....... 0.15%
              Total fund operating expenses........................... 0.70%


              EXAMPLE                           1 YEAR 3 YEARS 5 YEARS 10 YEARS
              -------                           ------ ------- ------- --------
              You would pay the following
              cumulative expenses on a $1,000
              investment, assuming a 5% annual   $64     $79     $94     $140
              return./4/

              /1/ Sales charges are reduced for certain large
                  purchases. (See "The American Funds Shareholder Guide:
                  Purchasing Shares--Sales Charges.")
              /2/ Any employer-sponsored 403(b) plan or defined
                  contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "The American Funds Shareholder Guide: Redeeming Shares--Contingent Deferred Sales Charge.")
              /3/ These expenses may not exceed 0.25% of the fund's
                  average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.
              /4/ Use of this assumed 5% return is required by the
                  Securities and Exchange Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

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          FINANCIAL    The following information for the five years ended
         HIGHLIGHTS    December 31, 1995 has been audited by Deloitte & Touche
       (For a share    LLP, independent accountants, whose unqualified report
        outstanding covering each of the most recent five years is included throughout the in the statement of additional information, and for the
       fiscal year)    five years ended December 31, 1990 by KPMG Peat Marwick
                       LLP, independent accountants.This information should be read in conjunction with the financial statements and accompanying notes which are included in the statement of additional information.


                                                    YEAR ENDED DECEMBER 31
                             -------------------------------------------------------------------------------
                              1995    1994    1993    1992    1991    1990     1989    1988    1987    1986
                             ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
   Net Asset Value, Begin-
    ning of Year...........  $17.50  $18.15  $17.52  $17.47  $14.32  $16.43   $14.60  $13.45  $14.21  $14.36
                             ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
    INCOME FROM INVESTMENT
     OPERATIONS:
     Net investment income.     .41     .42     .44     .44     .41     .48      .58     .43     .39     .38
     Net realized and
      unrealized gain
      (loss) on invest-
      ments................    5.46    (.18)   2.65    1.27    3.82   (1.52)    3.53    1.65     .20    2.62
                             ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
      Total income from in-
       vestment
       operations..........    5.87     .24    3.09    1.71    4.23   (1.04)    4.11    2.08     .59    3.00
                             ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
    LESS DISTRIBUTIONS:
     Dividends from net in-
      vestment income......    (.40)   (.44)   (.43)   (.42)   (.40)   (.49)    (.62)   (.47)   (.40)   (.40)
     Distributions from net
      realized gains.......    (.68)   (.45)  (2.03)  (1.24)   (.68)   (.58)   (1.66)   (.46)   (.95)  (2.75)
                             ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
      Total distributions..   (1.08)   (.89)  (2.46)  (1.66)  (1.08)  (1.07)   (2.28)   (.93)  (1.35)  (3.15)
                             ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
   Net Asset Value, End of
    Year...................  $22.29  $17.50  $18.15  $17.52  $17.47  $14.32   $16.43  $14.60  $13.45  $14.21
                             ======  ======  ======  ======  ======  ======   ======  ======  ======  ======
   Total Return/1/.........   34.21%   1.33%  18.16%  10.19%  30.34%  (6.24)%  28.56%  15.95%   3.77%  22.05%
   RATIOS/SUPPLEMENTAL
    DATA:
    Net assets, end of year
     (in millions).........  $4,754  $2,611  $1,979  $1,440  $1,156    $823     $758    $632    $610    $502
    Ratio of expenses to
     average net assets....     .70%    .68%    .65%    .65%    .69%    .70%     .67%    .68%    .63%    .62%
    Ratio of net income to
     average net assets....    2.08%   2.45%   2.43%   2.56%   2.50%   3.15%    3.40%   2.97%   2.42%   2.53%
    Portfolio turnover
     rate..................   25.47%  23.02%  29.22%  23.98%  17.07%  11.92%   18.59%   8.09%  12.40%  19.40%

  --------
  /1/ This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

         INVESTMENT    The fund's investment objective is to increase its
      OBJECTIVE AND    shareholders' capital and income return over time. The
           POLICIES    fund seeks to accomplish this objective by investing
                       primarily in a diversified portfolio of common stocks,
   The fund aims to    or securities convertible into common stocks. Assets
   provide you with    may also be held in straight debt securities that are
  long- term growth    generally rated in the top three quality categories by
     of capital and    Standard & Poor's Corporation or Moody's Investors
            income.    Service, Inc. or determined to be of equivalent quality
                       by the fund's investment adviser, Capital Research and Management Company; however, up to 10% of the fund's assets may be invested in lower rated straight debt se-curities. These securities may be rated, measured at the time of the purchase, as high as Baa by Moody's or BBB by S&P and as low as Ca by Moody's or CC by S&P.
                       Bonds rated Ca or CC are described by the rating agen-cies as "speculative in a high degree, often in default or [having] other marked shortcomings." Securities rated Ba and BB or below or unrated securities that are determined to be of equivalent quality are commonly known as "junk" or "high-yield, high-risk" bonds. (See the statement of additional information for a complete description of the bond ratings.)

-------------------------------------------------------------------------------

                       Additionally, assets may be held in cash or cash equivalents, U.S. Government securities, or nonconvertible preferred stocks. (For further information, see the statement of additional information.)

                       The fund's investment restrictions (which are described in the statement of additional information) and objective cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

            CERTAIN    RISKS OF INVESTING IN STOCKS AND BONDS Because the fund
     SECURITIES AND    invests in stocks or securities convertible into
         INVESTMENT    stocks, the fund is subject to various stock market-re-
         TECHNIQUES    lated risks. For example, the fund is subject to the
                       possibility that stock prices in general will decline
       Investing in    over short or even extended periods.
   stocks and bonds
   involves certain    The market values of fixed-income securities such as
             risks.    bonds tend to vary inversely with the level of interest
                       rates--when interest rates rise, their values will tend to decline and vice versa. The values of high-yield, high-risk securities are subject to greater fluctuations in value than are higher rated securities because the values of high-yield, high-risk securities tend to reflect short-term corporate and market developments and investor perceptions of the issuer's credit quality to a greater extent. It may be more difficult to dispose of, or determine the value of, high-yield, high-risk securities.

                       The average monthly composition of the fund's portfolio based on the higher of the Moody's or S&P ratings for the fiscal year ended December 31, 1995 was as follows: bonds--Aaa/AAA--1.39%; Baa/BBB--.51%; and B/B--1.41%.
                       Other investments, including equity-type securities and cash or cash equivalents amounted to 90.57% and 6.12%, respectively.

                       INVESTING IN VARIOUS COUNTRIES Generally, the fund will invest no more than 15% of its assets in securities of issuers that are not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market) and that are domiciled outside the U.S. Non-U.S. companies may not be subject to uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those applicable to U.S. companies. There may also be less public information available about non-U.S. companies. Additionally, specific local political and economic factors must be evaluated in making these investments including trade balances and imbalances and related economic policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of the various securities markets; and nationalization policies of governments around the world. Furthermore, the fund may incur additional expenses in connection with currency transactions relating to these investments. However, in the opinion of Capital Research and Management Company,

--------------------------------------------------------------------------------

                       global investing also can reduce certain of these risks due to greater diversification opportunities.

                       PRIVATE PLACEMENTS Private placements may be either purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under that Act, for example, private placements sold pursuant to Rule 144A. Accordingly, any such obligation will be deemed illiquid unless procedures are adopted by the fund's board of directors for determining liquidity.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.

                                                                      YEARS OF EXPERIENCE
                                                                         AS INVESTMENT
                                              YEARS OF EXPERIENCE AS      PROFESSIONAL
                                               PORTFOLIO COUNSELOR       (APPROXIMATE)
                                                 (AND RESEARCH
                                                PROFESSIONAL, IF      WITH CAPITAL
    PORTFOLIO                                   APPLICABLE) FOR       RESEARCH AND
 COUNSELORS FOR                                   FUNDAMENTAL          MANAGEMENT
   FUNDAMENTAL                                  INVESTORS, INC.      COMPANY OR ITS   TOTAL
 INVESTORS, INC          PRIMARY TITLE(S)        (APPROXIMATE)         AFFILIATES     YEARS
-------------------------------------------------------------------------------------------
 James E. Drasdo     President of the fund;     12 years (plus 5       19 years      24 years
                     Senior Vice President and  years as a research
                     Director, Capital          professional prior
                     Research and Management    to becoming a
                     Company                    portfolio counselor
                                                for the fund)

 Gordon Crawford     Senior Vice President of   5 years (plus 13       25 years      25 years
                     the fund; Senior Vice      years as a research
                     President and Director,    professional prior
                     Capital Research and       to becoming a
                     Management Company         portfolio counselor
                                                for the fund)

 Dina N. Perry       Senior Vice President of   3 years (plus 1        4 years       29 years
                     the fund; Vice President,  year as a research
                     Capital Research and       professional prior
                     Management Company         to becoming a
                                                portfolio counselor
                                                for the fund)

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 INVESTMENT RESULTS    The fund may from time to time compare its investment
                       results to various unmanaged indices or other mutual
       The fund has    funds in reports to shareholders, sales literature and
   averaged a total    advertisements. The results may be calculated on a to-
 return of 15.35% a    tal return, yield and/or distribution rate basis for
 year (assuming the    various periods, with or without sales charges. Results
      maximum sales    calculated without a sales charge will be higher. Total
   charge was paid)    returns assume the reinvestment of all dividends and
      under Capital    capital gain distributions.
       Research and
         Management    The fund's yield and the average annual total returns
          Company's    are calculated in accordance with the Securities and
   management (July    Exchange Commission requirements which provide that the
   31, 1978 through    maximum sales charge be reflected. The fund's distribu-
       December 31,    tion rate is calculated by dividing the dividends paid
             1995).    by the fund over the last 12 months by the sum of the
                       month-end price and the capital gains paid over the last 12 months. For the 30-day period ended December
                       31, 1995, the fund's SEC yield was 1.81% and the dis-tribution rate was 1.64% at maximum offering price. The
                       SEC yield reflects income earned by the fund, while the distribution rate reflects dividends paid by the fund.
                       The fund's total return over the past 12 months and av-erage annual total returns over the past five-year and ten-year periods, as of December 31, 1995, were 26.48%, 16.82% and 14.43%, respectively. Of course, past re-sults are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be ob-tained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
  DISTRIBUTIONS AND    in February, May, August and December. Capital gains,
              TAXES    if any, are usually distributed in December. When a
                       dividend or capital gain is distributed, the net asset
             Income    value per share is reduced by the amount of the pay-
  distributions are    ment.
    usually made in
     February, May,    FEDERAL TAXES The fund intends to operate as a "regu-
         August and    lated investment company" under the Internal Revenue
           December    Code. In any fiscal year in which the fund so qualifies
                       and distributes to shareholders all of its net invest-ment income and net capital gains, the fund itself is relieved of federal income tax.

                       All dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes.

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                       IF YOU HAVE NOT FURNISHED A CERTIFIED CORRECT TAXPAYER
                       IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND HAVE NOT CERTIFIED THAT WITHHOLDING DOES NOT APPLY, OR IF THE INTERNAL REVENUE SERVICE HAS NOTIFIED THE FUND THAT THE TAXPAYER IDENTIFICATION NUMBER LISTED ON YOUR ACCOUNT IS INCORRECT ACCORDING TO THEIR RECORDS OR THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING, FEDERAL LAW GENERALLY REQUIRES THE FUND TO WITHHOLD 31% FROM ANY DIVIDENDS AND/OR REDEMPTIONS (INCLUDING EXCHANGE REDEMPTIONS). Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

                       THIS IS A BRIEF SUMMARY OF SOME OF THE TAX LAWS THAT AFFECT YOUR INVESTMENT IN THE FUND. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION AND YOUR TAX AD-VISER FOR FURTHER INFORMATION.

  FUND ORGANIZATION    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
     AND MANAGEMENT    end diversified management investment company, was
                       organized as a Delaware corporation in 1932 and
      The fund is a    reorganized as a Maryland corporation in 1990. The
      member of The    fund's board supervises fund operations and performs
     American Funds    duties required by applicable state and federal law.
    Group, which is    Members of the board who are not employed by Capital
  managed by one of    Research and Management Company or its affiliates are
    the largest and    paid certain fees for services rendered to the fund as
   most experienced    described in the statement of additional information.
         investment    They may elect to defer all or a portion of these fees
          advisers.    through a deferred compensation plan in effect for the
                       fund. Shareholders have one vote per share owned and, at the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Ange-les, CA 90071 and at 135 South State College Boulevard, Brea, CA 92621. (See "The American Funds Shareholder
                       Guide: Purchasing Shares-- Investment Minimums and Fund Numbers" for a listing of funds in The American Funds Group.) Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rate of 0.39% on the first $800 million of the

-------------------------------------------------------------------------------

                       fund's net assets, plus 0.336% on net assets over $800 million to $1.8 billion, plus 0.30% on net assets over $1.8 billion to $3 billion, plus 0.276% on net assets over $3 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information). This policy has also been incorporated into the fund's "code of ethics" which is available from the fund's Secretary upon request.

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

-------------------------------------------------------------------------------

                       PLAN OF DISTRIBUTION The fund has a plan of distribu-tion or "12b-1 Plan" under which it may finance activi-ties primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were in-curred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets an-nually (all of which may be for service fees). See "Purchasing Shares--Sales Charges" below.

                       TRANSFER AGENT American Funds Service Company, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. It was paid a fee of $3,387,000 for the fiscal year ended December 31, 1995. Telephone con-versations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

--------------------------------------------------------------------------------


                        AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                   SERVICE      ADDRESS                     AREAS SERVED
                    AREA
                  -------------------------------------------------------------
                  WEST      P.O. Box 2205 Brea,          AK, AZ, CA, HI, ID,
                            CA 92622-2205                MT, NV, OR, UT, WA and
                            Fax: 714/671-7080            outside the U.S.



                  -------------------------------------------------------------
                  CENTRAL-  P.O. Box 659522              AR, CO, IA, KS, LA,
                  WEST      San Antonio, TX 78265-9522   MN, MO, ND, NE, NM,
                            Fax: 210/530-4050            OK, SD, TX, and WY
                  -------------------------------------------------------------
                  CENTRAL-  P.O. Box 6007                AL, IL, IN, KY, MI,
                  EAST      Indianapolis, IN 46206-6007  MS, OH, TNand WI
                            Fax: 317/735-6620
                  -------------------------------------------------------------
                  EAST      P.O. Box 2280                CT, DE, FL, GA, MA,
                            Norfolk, VA 23501-2280       MD, ME, NC, NH, NJ,
                            Fax: 804/670-4773            NY, PA, RI, SC, VA,
                                                         VT, WV and Washington,
                                                         D.C.
                  -------------------------------------------------------------
                   ALL SHAREHOLDERS MAY CALL AMERICAN FUNDS SERVICE
                   COMPANY AT 800/421-0180 FOR SERVICE.
                  -------------------------------------------------------------

                             [MAP OF THE UNITED STATES OF AMERICA]

                  -------------------------------------------------------------
                  West (light grey); Central-West (white); Central-East
                  (dark grey), East (orange)

--------------------------------------------------------------------------------
                     THE AMERICAN FUNDS SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

  PURCHASING SHARES    METHOD     INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
                      ---------------------------------------------------------

                      ---------------------------------------------------------
    Your investment    By         See "Investment      $50 minimum (except
    dealer can help    contacting Minimums and Fund    where a lower
 you establish your    your       Numbers" for         minimum is noted
  account--and help    investment initial              under "Investment
      you add to it    dealer     investment           Minimums and Fund
 whenever you like.               minimums.            Numbers").
                                  Visit any            Mail directly to
                                  investment dealer    your investment
                                  who is registered    dealer's address
                                  in the state         printed on your
                                  where the            account statement.
                                  purchase is made
                                  and who has a
                                  sales agreement
                                  with American
                                  Funds
                                  Distributors.
                      ---------------------------------------------------------
                       By mail    Make your check      Fill out the account
                                  payable to the       additions form at the
                                  fund and mail to     bottom of a recent
                                  the address          account statement,
                                  indicated on the     make your check
                                  account              payable to the fund,
                                  application.         write your account
                                  Please indicate      number on your check,
                                  an investment        and mail the check
                                  dealer on the        and form in the
                                  account              envelope provided
                                  application.         with your account
                                                       statement.
                      ---------------------------------------------------------
                       By wire    Call 800/421-0180    Your bank should wire
                                  to obtain your       your additional
                                  account              investments in the
                                  number(s), if        same manner as
                                  necessary. Please    described under
                                  indicate an          "Initial Investment."
                                  investment dealer
                                  on the account.
                                  Instruct your
                                  bank to wire
                                  funds to:

                                  Wells Fargo Bank
                                  155 Fifth Street
                                  Sixth Floor
                                  San Francisco,
                                  CA 94106
                                  (ABA #121000248)

                                  For credit to the
                                  account of:
                                  American Funds
                                  Service Company
                                  a/c #4600-076178
                                  (fund name)
                                  (your fund acct.
                                  no.)
                      ---------------------------------------------------------
                       THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE
                       THE RIGHT TO REJECT ANY PURCHASE ORDER.


                      SHARE PRICE Shares are purchased at the offering price next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. This price is the net asset value plus a sales charge, if applicable. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                      The net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share. The net asset value per share of the money market funds normally will remain constant at $1.00 based on the funds' current practice of valuing their shares using the penny-rounding method in accordance with rules of the Securities and Exchange Commission.

                      SHARE CERTIFICATES Shares are credited to your account and certificates are not issued unless specifically requested. This eliminates the costly problem of lost or destroyed certificates.

-------------------------------------------------------------------------------

                       If you would like certificates issued, please request them by writing to American Funds Service Company. There is usually no charge for issuing certificates in reasonable denominations. CERTIFICATES ARE NOT AVAIL-ABLE FOR THE MONEY MARKET FUNDS.

                       INVESTMENT MINIMUMS AND FUND NUMBERS Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):


                                                         MINIMUM
                                                         INITIAL    FUND
  FUND                                                  INVESTMENT NUMBER
  ----                                                  ---------- ------
  STOCK AND STOCK/BOND FUNDS
  AMCAP Fund(R)...................................        $1,000     02
  American Balanced Fund(R).......................           500     11
  American Mutual Fund(R).........................           250     03
  Capital Income Builder(R).......................         1,000     12
  Capital World Growth and Income Fund(SM)........         1,000     33
  EuroPacific Growth Fund(R)......................           250     16
  Fundamental Investors(SM).......................           250     10
  The Growth Fund of America(R)...................         1,000     05
  The Income Fund of America(R)...................         1,000     06
  The Investment Company of America(R)............           250     04
  The New Economy Fund(R).........................         1,000     14
  New Perspective Fund(R).........................           250     07
  SMALLCAP World Fund(SM).........................         1,000     35
  Washington Mutual Investors Fund(SM)............           250     01

                                                         MINIMUM
                                                         INITIAL    FUND
  FUND                                                  INVESTMENT NUMBER
  ----                                                  ---------- ------
  BOND FUNDS
  American High-Income Municipal Bond Fund(SM).....       $1,000     40
  American High-Income Trust(R)....................        1,000     21
  The Bond Fund of America(SM).....................        1,000     08
  Capital World Bond Fund(R).......................        1,000     31
  Intermediate Bond Fund of America(R).............        1,000     23
  Limited Term Tax-Exempt Bond Fund of America(SM).        1,000     43
  The Tax-Exempt Bond Fund of America(SM)..........        1,000     19
  The Tax-Exempt Fund of California(R)*............        1,000     20
  The Tax-Exempt Fund of Maryland(R)*..............        1,000     24
  The Tax-Exempt Fund of Virginia(R)*..............        1,000     25
  U.S. Government Securities Fund(SM)..............        1,000     22

  MONEY MARKET FUNDS
  The Cash Management Trust of America(R)..........        2,500     09
  The Tax-Exempt Money Fund of America(SM).........        2,500     39
  The U.S. Treasury Money Fund of America(SM)......        2,500     49

 --------
*Available only in certain states.


                       For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Mini-mums are reduced to $50 for purchases through "Auto-matic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional in-vestments (except as noted above).

                       SALES CHARGES The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

-------------------------------------------------------------------------------

                                                                           DEALER
                                                     SALES CHARGE AS     CONCESSION
                                                   PERCENTAGE OF THE:   AS PERCENTAGE
                                                   -------------------     OF THE
               AMOUNT OF PURCHASE                  NET AMOUNT OFFERING   OFFERING
               AT THE OFFERING PRICE                INVESTED   PRICE       PRICE
               ---------------------               ---------- -------- -------------
               STOCK AND STOCK/BOND FUNDS
               Less than $50,000.................    6.10%     5.75%       5.00%
               $50,000 but less than $100,000....    4.71      4.50        3.75
               BOND FUNDS
               Less than $25,000.................    4.99      4.75        4.00
               $25,000 but less than $50,000.....    4.71      4.50        3.75
               $50,000 but less than $100,000....    4.17      4.00        3.25
               STOCK, STOCK/BOND, AND BOND FUNDS
               $100,000 but less than $250,000...    3.63      3.50        2.75
               $250,000 but less than $500,000...    2.56      2.50        2.00
               $500,000 but less than $1,000,000.    2.04      2.00        1.60
               $1,000,000 or more................    none      none     (see below)

                       Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees (paid pursuant to the fund's plan of distribution), and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more as set forth in the statement of additional information (paid by American Funds Distributors).

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1996, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

                       Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to

-------------------------------------------------------------------------------

                       compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       NET ASSET VALUE PURCHASES The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers; (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

           REDUCING    AGGREGATION Sales charge discounts are available for
         YOUR SALES    certain aggregated investments. Qualifying investments
             CHARGE    include those by you, your spouse and your children
                       under the age of 21, if all parties are purchasing
       You and your    shares for their own account(s), which may include
   immediate family    purchases through employee benefit plan(s) such as an
        may combine    IRA, individual-type 403(b) plan or single-participant
     investments to    Keogh-type plan or by a business solely controlled by
 reduce your costs.    these individuals (for example, the individuals own the
                       entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment
                       Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for

-------------------------------------------------------------------------------

                       other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

                       CONCURRENT PURCHASES To qualify for a reduced sales charge, you may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. (Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.) For example, if you concurrently invest $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase.

                       RIGHT OF ACCUMULATION The sales charge for your invest-ment may also be reduced by taking into account the current value of your existing holdings in The American Funds Group. Direct purchases of the money market funds are excluded. (See account application.)

                       STATEMENT OF INTENTION You may reduce sales charges on all investments by meeting the terms of a statement of intention, a non-binding commitment to invest a certain amount in fund shares subject to a commission within a 13-month period. Five percent of the statement amount will be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for a sales charge reduction. (See account application and the statement of additional information under "Purchase of Shares--Statement of Intention.")

                       YOU MUST LET YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY KNOW IF YOU QUALIFY FOR A REDUCTION IN YOUR SALES CHARGE USING ONE OR ANY COMBINATION OF THE METHODS DESCRIBED ABOVE.

        SHAREHOLDER    AUTOMATIC INVESTMENT PLAN You may make regular monthly
           SERVICES    or quarterly investments through automatic charges to
                       your bank account. Once a plan is established, your ac-
    The fund offers    count will normally be charged by the 10th day of the
     you a valuable    month during which an investment is made (or by the
  array of services    15th day of the month in the case of any retirement
        designed to    plan for which Capital Guardian Trust Company--another
       increase the    affiliate of The Capital Group Companies, Inc.--acts as
    convenience and    trustee or custodian).
     flexibility of
  your investment--    AUTOMATIC REINVESTMENT Dividends and capital gain dis-
   services you can    tributions are reinvested in additional shares at no
  use to alter your    sales charge unless you indicate otherwise on the
 investment program    account application. You also may elect to have divi-
  as your needs and    dends and/or capital gain distributions paid in cash by
      circumstances    informing the fund, American Funds Service Company or
            change.    your investment dealer.

                       CROSS-REINVESTMENT You may cross-reinvest dividends or dividends and capital gain distributions paid by one fund into another fund in The American Funds Group, subject to conditions outlined in the statement of ad-ditional information. Generally, to use this service the value of your account in the paying fund must equal at least $5,000.

-------------------------------------------------------------------------------

                       EXCHANGE PRIVILEGE You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

                       You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) (see "Shareholder Services--American FundsLine(R)" be-low), or by telephoning 800/421-0180 toll-free, faxing (see "Transfer Agent" above for the appropriate fax numbers) or telegraphing American Funds Service Compa-ny. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simul-taneously at the share prices next determined after the exchange order is received. (See "Purchasing Shares-- Share Price.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

                       AUTOMATIC EXCHANGES You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or pre-ceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the re-ceiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

                       AUTOMATIC WITHDRAWALS You may make automatic withdrawals of $50 or more as follows: five or more times per year if you have an account of $10,000 or more, or four or fewer times per year if you have an account of $5,000 or more. Withdrawals are made on or about the 15th day of each month you designate, and checks will be sent within seven days. (See "Other Important Things to Remember.") Additional investments in a withdrawal account must not be less than one year's scheduled withdrawals or $1,200, whichever is greater. However, additional investments in a withdrawal account may be inadvisable due to sales charges and tax liabilities.

                       THESE SERVICES ARE AVAILABLE ONLY IN STATES WHERE THE FUND TO BE PURCHASED MAY BE LEGALLY OFFERED AND MAY BE TERMINATED OR MODIFIED AT ANY TIME UPON 60 DAYS' WRITTEN NOTICE.

                       ACCOUNT STATEMENTS Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans will be confirmed at least quarterly.

-------------------------------------------------------------------------------

                       AMERICAN FUNDSLINE(R) You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine(R) are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchasing Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

          REDEEMING     By writing to  Send a letter of instruction
             SHARES     American       specifying the name of the fund, the
                        Funds Service  number of shares or dollar amount to
 You may take money     Company (at    be sold, your name and account
        out of your     the            number. You should also enclose any
   account whenever     appropriate    share certificates you wish to
        you please.     address        redeem. For redemptions over $50,000
                        indicated      and for certain redemptions of
                        under "Fund    $50,000 or less (see below), your
                        Organization   signature must be guaranteed by a
                        and            bank, savings association, credit
                        Management--   union, or member firm of a domestic
                        Transfer       stock exchange or the National
                        Agent")        Association of Securities Dealers,
                                       Inc., that is an eligible guarantor
                                       institution. You should verify with
                                       the institution that it is an
                                       eligible guarantor prior to signing.
                                       Additional documentation may be
                                       required for redemption of shares
                                       held in corporate, partnership or
                                       fiduciary accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.

                        By contacting  If you redeem shares through your
                        your           investment dealer, you may be charged
                        investment     for this service. SHARES HELD FOR YOU
                        dealer         IN YOUR INVESTMENT DEALER'S STREET
                                       NAME MUST BE REDEEMED THROUGH THE
                                       DEALER.

                        You may have   You may use this option, provided the
                        a redemption   account is registered in the name of
                        check sent to  an individual(s), a UGMA/UTMA
                        you by using   custodian, or a non-retirement plan
                        American       trust. These redemptions may not
                        FundsLine(R)   exceed $10,000 per day, per fund
                        or by          account and the check must be made
                        telephoning,   payable to the shareholder(s) of
                        faxing, or     record and be sent to the address of
                        telegraphing   record provided the address has been
                        American       used with the account for at least 10
                        Funds Service  days. See "Transfer Agent" and
                        Company        "Exchange Privilege" above for the
                        (subject to    appropriate telephone or fax number.
                        the
                        conditions
                        noted in this
                        section and
                        in "Telephone
                        Redemptions
                        and
                        Exchanges"
                        below)

                        In the case    Upon request (use the account
                        of the money   application for the money market
                        market funds,  funds) you may establish telephone
                        you may have   redemption privileges (which will
                        redemptions    enable you to have a redemption sent
                        wired to your  to your bank account) and/or check
                        bank by        writing privileges. If you request
                        telephoning    check writing privileges, you will be
                        American       provided with checks that you may use
                        Funds Service  to draw against your account. These
                        Company        checks may be made payable to anyone
                        ($1,000 or     you designate and must be signed by
                        more) or by    the authorized number of registered
                        writing a      shareholders exactly as indicated on
                        check ($250    your checking account signature card.
                        or more)


                       A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

-------------------------------------------------------------------------------

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       TELEPHONE REDEMPTIONS AND EXCHANGES By using the telephone (including American FundsLine(R)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may reinstate them at any time also by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under
                       Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                       REINSTATEMENT PRIVILEGE You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your

-------------------------------------------------------------------------------

                       account) in any fund in The American Funds Group. Send a written request and a check to American Funds Service Company within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt. The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same fund within 30 days. If you redeem your shares within 90 days after purchase and the sales charge on the purchase of other shares is waived under the reinstatement privilege, the sales charge you previously paid for the shares may not be taken into account when you calculate your gain or loss on that redemption.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because each stock, stock/bond and bond fund's net asset value fluctuates, reflecting the market value of the fund's portfolio, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       A fund may, with 60 days' written notice, close your account if, due to a redemption, the account has a value of less than the minimum required initial investment. (For example, a fund may close an account if a redemption is made shortly after a minimum initial investment is made.)

         RETIREMENT    You may invest in the funds through various retirement
              PLANS    plans including the following plans for which Capital
                       Guardian Trust Company acts as trustee or custodian:
                       IRAs, Simplified Employee Pension plans, 403(b) plans and Keogh- and corporate-type business retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact
                       American Funds Distributors or your investment dealer.
                       To determine which retirement plan is appropriate for you, please consult your tax adviser. TAX-EXEMPT FUNDS
                       SHOULD NOT SERVE AS INVESTMENTS FOR RETIREMENT PLANS.

                       FOR MORE INFORMATION, PLEASE REFER TO THE ACCOUNT APPLICATION OR THE STATEMENT OF ADDITIONAL INFORMATION. IF YOU HAVE ANY QUESTIONS ABOUT ANY OF THE SHAREHOLDER SERVICES DESCRIBED HEREIN OR YOUR ACCOUNT, PLEASE CONTACT YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY.

                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency

PROSPECTUS
for Eligible Retirement Plans

FUNDAMENTAL INVESTORS(SM)

AN OPPORTUNITY FOR LONG-TERM GROWTH
OF CAPITAL AND INCOME THROUGH A DIVERSIFIED
PORTFOLIO OF COMMON STOCKS

MARCH 1, 1996

[LOGO OF THE AMERICAN FUNDS GROUP(R)


                          FUNDAMENTAL INVESTORS, INC.

                            Four Embarcadero Center
                                  Suite 1800
                            San Francisco, CA 94111

The investment objective of the fund is to increase its shareholders' capital and income return over time. The fund strives to accomplish this objective by investing primarily in a diversified portfolio of common stocks, or securities convertible into common stocks.

This prospectus relates only to shares of the fund offered without a sales charge to eligible retirement plans. For a prospectus regarding shares of the fund to be acquired otherwise, contact the Secretary of the fund at the address indicated above.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information, dated March 1, 1996, which contains the fund's financial statements, without charge by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

RP 10-010-0396

-------------------------------------------------------------------------------

SUMMARY OF EXPENSES

Average annual
expenses paid over a
10-year period would
be approximately
$9 per year,
assuming a $1,000
investment and a 5%
annual return with no
sales charge.



                    TABLE OF CONTENTS

                 ..................................
  Summary of Expenses..............................   2
  Financial Highlights.............................   3
  Investment Objective and Policies................   3
  Certain Securities and Investment Techniques.....   4
  Investment Results...............................   6
  Dividends, Distributions and Taxes...............   6
  Fund Organization and Management.................   7
  Purchasing Shares................................   9
  Shareholder Services.............................  10
  Redeeming Shares.................................  11



This table is designed to help you understand the costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES
Certain retirement plans may purchase shares of the fund with no sales charge./1/ The fund also has no sales charge on reinvested dividends, deferred sales charge, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

Management fees.......................................................    0.32%
12b-1 expenses........................................................    0.23%/2/
Other expenses (including audit, legal, shareholder services, transfer
 agent and custodian expenses)........................................    0.15%
Total fund operating expenses.........................................    0.70%

EXAMPLE                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                       ------ ------- ------- --------
You would pay the following cumulative ex-
penses on a $1,000 investment, assuming a 5%
annual return./3/                              $7      $22     $39     $87

/1/ Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

/2/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

/3/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

-------------------------------------------------------------------------------

          FINANCIAL    The following information for the five years ended
         HIGHLIGHTS    December 31, 1995 has been audited by Deloitte & Touche
       (For a share    LLP, independent accountants, whose unqualified report
        outstanding covering each of the most recent five years is included throughout the in the statement of additional information, and for the
       fiscal year)    five years ended December 31, 1990 by KPMG Peat Marwick
                       LLP, independent accountants. This information should be read in conjunction with the financial statements and accompanying notes which are included in the statement of additional information.

                                                   YEAR ENDED DECEMBER 31
                            -------------------------------------------------------------------------------
                             1995    1994    1993    1992    1991    1990     1989    1988    1987    1986
                            ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
  Net Asset Value, Begin-
   ning of Year...........  $17.50  $18.15  $17.52  $17.47  $14.32  $16.43   $14.60  $13.45  $14.21  $14.36
                            ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
  INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income..     .41     .42     .44     .44     .41     .48      .58     .43     .39     .38
   Net realized and
    unrealized gain
    (loss) on
    investments...........    5.46    (.18)   2.65    1.27    3.82   (1.52)    3.53    1.65     .20    2.62
                            ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
     Total income from in-
      vestment
      operations..........    5.87     .24    3.09    1.71    4.23   (1.04)    4.11    2.08     .59    3.00
                            ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
  LESS DISTRIBUTIONS:
   Dividends from net
    investment income.....    (.40)   (.44)   (.43)   (.42)   (.40)   (.49)    (.62)   (.47)   (.40)   (.40)
   Distributions from net
    realized gains........    (.68)   (.45)  (2.03)  (1.24)   (.68)   (.58)   (1.66)   (.46)   (.95)  (2.75)
                            ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
     Total distributions..   (1.08)   (.89)  (2.46)  (1.66)  (1.08)  (1.07)   (2.28)   (.93)  (1.35)  (3.15)
                            ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
  Net Asset Value, End of
   Year...................  $22.29  $17.50  $18.15  $17.52  $17.47  $14.32   $16.43  $14.60  $13.45  $14.21
                            ======  ======  ======  ======  ======  ======   ======  ======  ======  ======
  Total Return/1/.........   34.21%   1.33%  18.16%  10.19%  30.34%  (6.24)%  28.56%  15.95%   3.77%  22.05%
  RATIOS/SUPPLEMENTAL
   DATA:
   Net assets, end of
    year (in millions)....  $4,754  $2,611  $1,979  $1,440  $1,156  $  823   $  758  $  632  $  610  $  502
   Ratio of expenses to
    average net assets....     .70%    .68%    .65%    .65%    .69%    .70%     .67%    .68%    .63%    .62%
   Ratio of net income to
    average net assets....    2.08%   2.45%   2.43%   2.56%   2.50%   3.15%    3.40%   2.97%   2.42%   2.53%
   Portfolio turnover
    rate..................   25.47%  23.02%  29.22%  23.98%  17.07%  11.92%   18.59%   8.09%  12.40%  19.40%

 --------
 /1/ Calculated with no sales charge.


         INVESTMENT    The fund's investment objective is to increase its
          OBJECTIVE    shareholders' capital and income return over time. The
       AND POLICIES    fund seeks to accomplish this objective by investing
                       primarily in a diversified portfolio of common stocks,
   The fund aims to    or securities convertible into common stocks. Assets
   provide you with    may also be held in straight debt securities that are
  long- term growth    generally rated in the top three quality categories by
     of capital and    Standard & Poor's Corporation or Moody's Investors
            income.    Service, Inc. or determined to be of equivalent quality
                       by the fund's investment adviser, Capital Research and Management Company; however, up to 10% of the fund's assets may be invested in lower rated straight debt securities. These securities may be rated, measured at the time of the purchase, as high as Baa by Moody's or BBB by S&P and as low as Ca by Moody's or CC by S&P.
                       Bonds rated Ca or CC are described by the rating agencies as "speculative in a high degree, often in default or [having] other marked shortcomings."
                       Securities rated Ba and BB or below or unrated securities that are determined to be of equivalent quality are commonly known as "junk" or "high-yield, high-risk" bonds.

-------------------------------------------------------------------------------

                       (See the statement of additional information for a complete description of the bond ratings.)

                       Additionally, assets may be held in cash or cash equivalents, U.S. Government securities, or nonconvertible preferred stocks. (For further information, see the statement of additional information.)

                       The fund's investment restrictions (which are described in the statement of additional information) and objective cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

 CERTAIN SECURITIES    RISKS OF INVESTING IN STOCKS AND BONDS Because the fund
     AND INVESTMENT    invests in stocks or securities convertible into
         TECHNIQUES    stocks, the fund is subject to various stock market-
                       related risks. For example, the fund is subject to the
       Investing in    possibility that stock prices in general will decline
   stocks and bonds    over short or even extended periods.
   involves certain
             risks.    The market values of fixed-income securities such as
                       bonds tend to vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline and vice versa. The values of high-yield, high-risk securities are subject to greater fluctuations in value than are higher rated securities because the values of high-yield, high-risk securities tend to reflect short-term corporate and market developments and investor perceptions of the issuer's credit quality to a greater extent. It may be more difficult to dispose of, or determine the value of, high-yield, high-risk securities.

                       The average monthly composition of the fund's portfolio based on the higher of the Moody's or S&P ratings for the fiscal year ended December 31, 1995 was as follows: bonds--Aaa/AAA--1.39%; Baa/BBB--.51%; and B/B--1.41%.
                       Other investments, including equity-type securities and cash or cash equivalents amounted to 90.57% and 6.12%, respectively.

                       INVESTING IN VARIOUS COUNTRIES Generally, the fund will invest no more than 15% of its assets in securities of issuers that are not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market) and that are domiciled outside the U.S. Non-U.S. companies may not be subject to uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those applicable to U.S. companies. There may also be less public information available about non-U.S. companies. Additionally, specific local political and economic factors must be evaluated in making these investments including trade balances and imbalances and related economic policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of the various securities markets; and nationalization policies of governments around

-------------------------------------------------------------------------------

                       the world. Furthermore, the fund may incur additional expenses in connection with currency transactions relating to these investments. However, in the opinion of Capital Research and Management Company, global investing also can reduce certain of these risks due to greater diversification opportunities.

                       PRIVATE PLACEMENTS Private placements may be either purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under that Act, for example, private placements sold pursuant to Rule 144A. Accordingly, any such obligation will be deemed illiquid unless procedures are adopted by the fund's board of directors for determining liquidity.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic invest-ment philosophy of Capital Research and Management Com-pany is to seek fundamental values at reasonable pric-es, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's in-vestment committee). In addition, Capital Research and Management Company's research professionals make in-vestment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.

                                                                            YEARS OF EXPERIENCE AS
                                                                            INVESTMENT PROFESSIONAL
                                                                                 (APPROXIMATE)

                                                  YEARS OF EXPERIENCE AS     WITH CAPITAL
                                                 PORTFOLIO COUNSELOR (AND    RESEARCH AND
 PORTFOLIO COUNSELORS                            RESEARCH PROFESSIONAL, IF    MANAGEMENT
          FOR                                         APPLICABLE) FOR         COMPANY OR
      FUNDAMENTAL                               FUNDAMENTAL INVESTORS, INC.      ITS       TOTAL
    INVESTORS, INC.        PRIMARY TITLE(S)            (APPROXIMATE)          AFFILIATES   YEARS
-------------------------------------------------------------------------------------------------------
 James E. Drasdo        President of the fund;  12 years (plus 5 years as a    19 years   24 years
                        Senior Vice President   research professional prior
                        and Director, Capital   to becoming a portfolio
                        Research and            counselor for the fund)
                        Management Company
-------------------------------------------------------------------------------------------------------
 Gordon Crawford        Senior Vice President   5 years (plus 13 years as a    25 years   25 years
                        of the fund; Senior     research professional prior
                        Vice President and Di-  to becoming a portfolio
                        rector, Capital Re-     counselor for the fund)
                        search and Management
                        Company
-------------------------------------------------------------------------------------------------------
 Dina N. Perry          Senior Vice President   3 years (plus 1 year as a       4 years   29 years
                        of the fund; Vice       research professional prior
                        President, Capital      to becoming a portfolio
                        Research and            counselor for the fund)
                        Management Company

-------------------------------------------------------------------------------

         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a to-
   averaged a total    tal return, yield and/or distribution rate basis for
 return of 15.75% a    various periods, with or without sales charges. Results
  year (at no sales    calculated without a sales charge will be higher. Total
      charge) under    returns assume the reinvestment of all dividends and
   Capital Research    capital gain distributions.
     and Management
          Company's    The fund's yield and the average annual total returns
   management (July    are calculated with no sales charge in accordance with
   31, 1978 through    the Securities and Exchange Commission requirements.
       December 31,    The fund's distribution rate is calculated by dividing
             1995).    the dividends paid by the fund over the last 12 months
                       by the sum of the month-end price and the capital gains paid over the last 12 months. For the 30-day period ended December 31, 1995, the fund's SEC yield was 1.92% and the distribution rate was 1.74% with no sales charge. The SEC yield reflects income earned by the fund, while the distribution rate reflects dividends paid by the fund. The fund's total return over the past
                       12 months and the average annual total returns over the past five-year and ten-year periods, as of December 31, 1995, were 34.21%, 18.21% and 15.11%, respectively. Of course, past results are not an indication of future results. Further information regarding the fund's in-vestment results is contained in the fund's annual re-port which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
      DISTRIBUTIONS    in February, May, August and December. Capital gains,
          AND TAXES    if any, are usually distributed in December. When a
                       dividend or capital gain is distributed, the net asset
             Income    value per share is reduced by the amount of the
  distributions are    payment.
    usually made in
     February, May,    The terms of your plan will govern how your plan may
         August and    receive distributions from the fund. Generally, peri-
           December    odic distributions from the fund to your plan are rein-
                       vested in additional fund shares, although your plan may permit fund distributions from net investment in-come to be received by you in cash while reinvesting capital gain distributions in additional shares or all fund distributions to be received in cash. Unless you select another option, all distributions will be rein-vested in additional fund shares.

                       FEDERAL TAXES The fund intends to operate as a "regu-lated investment company" under the Internal Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net invest-ment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from re-demptions from an ordinary shareholder account.

-------------------------------------------------------------------------------

                       PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION AND YOUR TAX ADVISER FOR FURTHER INFORMATION.

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was or-
                AND    ganized as a Delaware corporation in 1932 and reorga-
         MANAGEMENT    nized as a Maryland corporation in 1990. The fund's
                       board supervises fund operations and performs duties
      The fund is a    required by applicable state and federal law. Members
      member of The    of the board who are not employed by Capital Research
     American Funds    and Management Company or its affiliates are paid cer-
    Group, which is    tain fees for services rendered to the fund as de-
  managed by one of    scribed in the statement of additional information.
    the largest and    They may elect to defer all or a portion of these fees
   most experienced    through a deferred compensation plan in effect for the
         investment    fund. Shareholders have one vote per share owned and,
          advisers.    at the request of the holders of at least 10% of the
                       shares, the fund will hold a meeting at which any mem-ber of the board could be removed by a majority vote.
                       There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders un-der the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Ange-les, CA 90071 and at 135 South State College Boulevard, Brea, CA 92621. Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rate of 0.39% on the first $800 million of the fund's net as-sets, plus 0.336% on net assets over $800 million to $1.8 billion, plus 0.30% on net assets over $1.8 bil-lion to $3 billion, plus 0.276% on net assets over $3 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affili-ated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Invest-ment Company Institute's Advisory Group on Personal In-vesting. (See the statement of additional information). This policy has also been incorporated into the fund's "code of ethics" which is available from the fund's Secretary upon request.

-------------------------------------------------------------------------------

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or moni-tored for verification, recordkeeping and quality as-surance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees).

                       TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Ange-les, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332
                       Woodfield Crossing Boulevard, Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23513. It was paid a fee of $3,387,000 for the fiscal year ended De-cember 31, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance pur-poses.

-------------------------------------------------------------------------------

  PURCHASING SHARES    ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
                       RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO
                       PURCHASE SHARES OF THE FUND THROUGH YOUR PLAN OR
                       LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE
                       CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an order by the fund or American Funds Service Company. Orders must be received before the close of regular trading on the New York
                       Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal
                       Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American
                       Funds Group other than the money market funds may purchase shares at net asset value); however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of such purchase. (See "Redeeming Shares--Contingent Deferred
                       Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase $1 million in fund shares subject to a commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of additional information.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1996, provide additional promotional incentives to dealers. Currently these incentives are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. Such incentive payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to

-------------------------------------------------------------------------------

                       compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

                       SHARE PRICE Shares are offered to eligible retirement plans at the net asset value next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                       The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

        SHAREHOLDER    Subject to any restrictions contained in your plan, you
           SERVICES    can exchange your shares for shares of other funds in
                       The American Funds Group which are offered through the plan at net asset value. In addition, again depending on your plan, you may be able to exchange shares automatically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a description of these and other services that may be available through your plan. These services are available only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

-------------------------------------------------------------------------------

          REDEEMING    Subject to any restrictions imposed by your plan, you
             SHARES    can sell your shares through the plan any day the New
                       York Stock Exchange is open. For more information about how to sell shares of the fund through your retirement plan, including any charges that may be imposed by the plan, please consult with your employer.

                        By             Your plan administrator/trustee must
                        contacting     send a letter of instruction
                        your plan      specifying the name of the fund, the
                        administrator/ number of shares or dollar amount to
                        trustee        be sold, and, if applicable, your
                                       name and account number. You should
                                       also enclose any certificates you
                                       wish to redeem. For your protection,
                                       if you redeem more than $50,000, the
                                       signatures of the registered owners
                                       (i.e., trustees or their legal
                                       representatives) must be guaranteed
                                       by a bank, savings association,
                                       credit union, or member firm of a
                                       domestic stock exchange or the
                                       National Association of Securities
                                       Dealers, Inc., that is an eligible
                                       guarantor institution. Your plan
                                       administrator/trustee should verify
                                       with the institution that it is an
                                       eligible guarantor prior to signing.
                                       Additional documentation may be
                                       required to redeem shares from
                                       certain accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.

                        By             Shares may also be redeemed through
                        contacting     an investment dealer; however, you or
                        an             your plan may be charged for this
                        investment     service. SHARES HELD FOR YOU IN AN
                        dealer         INVESTMENT DEALER'S STREET NAME MUST
                                       BE REDEEMED THROUGH THE DEALER.


                      THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under
                       Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; and for redemptions in connection with loans made by qualified retirement plans.

--------------------------------------------------------------------------------

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency

                       THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ON THE FRONT.

Fundamental
Investors,
Inc. (R)
March 1, 1996
FUNDAMENTAL INVESTORS, INC. (R)

                                    Profile
Four Embarcadero Ctr., Suite 1800             March 1, 1996
San Francisco, CA 94111-4125

1. Goal
The fund seeks to make your money grow and to provide income over time through investments in a diversified portfolio of common stocks.

2. Investment Strategies
The fund's assets are normally invested primarily in common stocks or those convertible into common stock. However, the fund may also hold debt securities, a small portion of which may be lower rated debt securities. The fund invests primarily in U.S. stocks, but may invest up to 20% in non-U.S. stocks.

3. Risks
Bond and stock prices rise and fall. Lower rated bonds are subject to greater price fluctuations and risk of loss than higher rated bonds. Stocks are also subject to certain market risks. Moreover, investing outside the U.S. involves special risks, such as currency fluctuations.
You can lose money by investing in the fund; your investment is not guaranteed. The likelihood of loss is greater if you intend to invest for a shorter period of time.

4. Appropriateness
If you are not a long-term investor seeking capital growth and income and are not willing to accept the risks described above, this fund may not be appropriate for you. Please consult your investment dealer.

5. Fees and Expenses
Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund. Annual fund operating expenses are paid out of the fund's assets. The fund's expenses are factored into its share price and distributions and are not charged directly to shareholder accounts. Shareholder Transaction Expenses

Maximum sales charge
on purchases

(as a percentage of offering price)    5.75%




SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. The fund has no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.
 Annual Fund Operating Expenses
(as a percentage of average net assets)

Management fees          0.32%

12b-1 expenses           0.23%

Other expenses           0.15%

Total fund operating expenses    0.70%




Example
You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return. This example should not be considered a representation of past or future expenses.

One year     $ 64

Three years   79

Five years   94

Ten years    140





6. Past Results
Here are the fund's annual total returns for each of the past 10 calendar years:
[CHART]

1986     22.05%

1987     3.77%

1988     15.95%

1989     28.56%

1990     -6.24%

1991     30.34%

1992     10.19%

1993     18.16%

1994     1.33%

1995     34.21%


[END CHART]
Sales charges have not been deducted from results shown above.
The fund's average annual total return* is +15.35% under Capital Research and Management Company's management (July 31, 1978 through December 31, 1995). PAST RESULTS ARE NOT A GUARANTEE OF FUTURE RESULTS.



                Average Annual
                Total Returns*

 One year        + 26.48%

 Five years      + 16.82%

 Ten years       + 14.43%

                30-Day Yield*

                 1.81%




* These results were calculated for periods ended December 31, 1995 in accordance with Securities and Exchange Commission rules which require that the maximum sales charge be deducted.

7. Investment Adviser
Capital Research and Management Company, one of the world's largest and most experienced investment advisers, manages the fund, which is a member of The American Funds Group. Capital Research and Management Company manages this diversified mutual fund using the multiple portfolio counselor system. Under this system, the fund's assets are divided into several portions. Each portion is independently managed by a portfolio counselor or a group of research professionals, subject to oversight by the investment adviser's investment committee.

8. Purchases
The fund's shares are sold through investment dealers. Your investment dealer can help you with your account, or you may call American Funds Service Company at 800/421-0180 with questions about your account. Generally, the minimum initial investment is $250.

9. Redemptions
You may redeem shares at no cost at any time through your investment dealer or by calling American FundsLineR at 800/325-3590. (You will need the fund's number - 10 - if you use this service.) Transactions will be processed as of the next close of the New York Stock Exchange.

10. Distributions
Dividends and capital gain distributions are automatically reinvested unless you notify American Funds Service Company that you would like to invest them in another of the American Funds or receive payment in cash. Income distributions are usually made in February, May, August, and November. Capital gains, if any, are usually distributed in December.

11. Other Services
You may exchange your shares for any of the other American Funds or obtain information about your investment any time by calling American FundsLineR. If you purchase shares at net asset value through a retirement plan, some or all of the services or features described may not be available. Contact your employer for details.
This Profile contains key information about the fund. More details appear in the fund's accompanying prospectus.

 This profile has been printed on recycled paper that meets the guidelines of the United
 States Environmental Protection Agency.

FUNDAMENTAL INVESTORS, INC.
Part B
Statement of Additional Information

                                 MARCH 1, 1996
    This document is not a prospectus but should be read in conjunction with the current prospectus of Fundamental Investors, Inc. (the "fund" or "FI") dated March 1, 1996. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

Fundamental Investors, Inc.
Attention:  Secretary
Four Embarcadero Center
P.0. Box 7650
San Francisco, CA  94120
Telephone:  (415) 421-9360

 The fund has two forms of prospectuses. Each reference to the prospectus in this Statement of Additional Information includes both of the fund's prospectuses. Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               TABLE OF CONTENTS

ITEM                                                              PAGE NO.



DESCRIPTION OF CERTAIN SECURITIES                                    1

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS         2

FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS                     3

FUND OFFICERS AND DIRECTORS                                          5

MANAGEMENT                                                          10

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                          12

PURCHASE OF SHARES                                                  14

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES                         15

EXECUTION OF PORTFOLIO TRANSACTIONS                                 16

GENERAL INFORMATION                                                 16

INVESTMENT RESULTS                                                  18

DESCRIPTION OF BOND RATINGS                                         23

FINANCIAL STATEMENTS                                              ATTACHED


                       DESCRIPTION OF CERTAIN SECURITIES
U.S. GOVERNMENT SECURITIES - Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. In these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

 Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, and Federal Intermediate Credit Banks.

CASH EQUIVALENTS - These securities include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (3) savings association and savings bank obligations (for example, certificates of deposit issued by savings banks or savings and loan associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

          CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds can be sensitive to adverse economic changes and corporate developments.
During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as it will with all bonds.

LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

 The fund's investment adviser, Capital Research and Management Company, attempts to reduce the fund's risks through diversification of the portfolio by credit analysis of each issuer as well as by monitoring broad economic trends and corporate developments, but there can be no assurance that it will be successful in doing so. The fund's investment policy with respect to investing in high-yield, high-risk securities is a "non-fundamental" policy and thus, may be changed by the board of directors at any time. It is contemplated that most of the fund's common stock investments will be made in securities that are listed on a stock exchange.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS
 The fund has adopted certain fundamental policies and investment restrictions for the protection of the fund's shareholders that may not be changed without shareholder approval. (Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting or the vote of more than 50% of the outstanding voting securities, whichever is less.)
The fund may not:

 1.  borrow money or securities;

 2.  buy securities "on margin";

 3.  effect "short sales" of securities;

 4.  mortgage, pledge or hypothecate securities;

 5. lend money or securities (but the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan);

 6. invest in the securities of any issuer which, including predecessors, has a record of less than three years continuous operation;

 7. invest in the securities of any issuer if any officer or director of the fund owns more than 1/2 of 1% of the securities of that issuer or if the fund's officers and directors together own more than 5% of the securities of that issuer;

 8. invest any of its assets in the securities of any managed investment trust or of any other managed investment company;

 9. invest more than 5% of its total assets at the market value at the time of investment in securities of any one issuer, or hold more than 10% of such securities of any one issuer, but these limitations do not apply to obligations of or guaranteed by the U.S.;

 10.  purchase or sell real estate;

 11.  purchase or sell commodities or commodity contracts;

 12.  act as underwriter of securities issued by other persons;

 13. make investments in other companies for the purpose of exercising control or management;

 14. concentrate its investments in any one industry or group of industries, but may invest up to 25% of its assets in any one industry.

    Notwithstanding investment restriction number 8, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

 For purposes of investment restriction number 14, the fund will not invest 25% or more (rather than more than 25%) of its total assets in the securities of issuers in the same industry.

 Although not fundamental policies, the fund has further agreed that it will not invest more than 5% of the value of the fund's assets in warrants, valued at the lower of cost or market, with no more than 2% being unlisted on the New York or American Stock Exchanges (warrants acquired by the fund in units or attached to securities may be deemed to be without value); or invest in puts or calls, or in oil, gas or other mineral exploration programs; or invest more than 10% of the value of its total assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days or securities for which there is no active and substantial market). In addition, in connection with investment restriction number 10 above, the fund has undertaken to the State of Texas that it will not, as a matter of non-fundamental policy, purchase or sell limited partnerships in real estate (excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein).

 No officer or director of the fund may sell portfolio securities to the fund or buy portfolio securities from it.

                          FUND OFFICERS AND DIRECTORS
Directors and Director Compensation
(with their principal occupations during the past five years)#

NAME, ADDRESS AND AGE       POSITION WITH   PRINCIPAL OCCUPATION(S) DURING   AGGREGATE          TOTAL COMPENSATION    TOTAL NUMBER
OF FUND BOARDS ON WHICH DIRECTOR SERVES/2/
                            REGISTRANT    PAST 5 YEARS (POSITIONS WITHIN THE   COMPENSATION       FROM ALL FUNDS

                                          ORGANIZATIONS LISTED MAY HAVE   (INCLUDING         MANAGED BY CAPITAL
                                          CHANGED DURING THIS PERIOD)   VOLUNTARILY DEFERRED   RESEARCH AND
                                                                      COMPENSATION/1/) FROM   MANAGEMENT COMPANY/2/

                                                                      FUND DURING FISCAL
                                                                      YEAR ENDED 12/31/95

 Guilford C. Babcock        Director      Associate Professor of Finance,   $10,000/3/         $22,700
 1575 Circle Drive                        School of Business Administration,                                            2

 San Marino, CA 91108                     University of Southern California

 Age: 64

 Charles H. Black           Director      Private investor and consultant;   $9,750

 525 Alma Real Drive                      former Executive Vice President                      $102,300              4
Pacific Palisades, CA 90272                 and Director, KaiserSteel
 Age: 69                                  Corporation

 Martin Fenton, Jr.         Director      Chairman, Senior Resource Group   $10,271/3/         $112,550
 4350 Executive Drive                     (management of senior living                                            16
 Suite 101                                centers)
 San Diego, CA   92121-21
16
 Age: 60

 Herbert Hoover III         Director      Private Investor            $10,277            $59,800
 200 S. Los Robles Avenue                                                                                      14
 Suite 520
 Pasadena, CA  91101-2431
 Age:  68

 Gail L. Neale              Director      Executive Vice President, Salzburg   $11,250/3/         $55,500

Salzburg Seminar                          Seminar; former Director of                                            4
P.O. Box 886                              Development and the Capital
The Marbleworks                           Campaign, Hampshire College;
Middlebury, VT 05753                      Special Advisor, The
 Age: 61                                  Commonwealth Fund and Mount
                                          Holyoke College

Kirk P. Pendleton           Director      President, Cairnwood, Inc.   $11,500/3/         $24,600
Cairnwood, Inc.                                                                                                2
75 James Way
Southampton, PA 18966
Age: 56

+* James W. Ratzlaff    Director  Director, American Funds Service Company; Senior Partner, The Capital Group Partners, L.P.

Age: 59                                                          none/4/            none/4/               8

Henry E. Riggs       Director      President and Professor of   $11,200/3/         $65,300
Kingston Hall 201                  Engineering, Harvey Mudd College;                                            5

Harvey Mudd College       former Thomas W. Ford Professor of Engineering and Vice President of Development, Stanford
University
Claremont, CA 91711
Age:  61

+* R. Michael Shanahan      Director      Chairman of the Board and
Age: 57                                   Principal Executive Officer, Capital   none/4/            none/4/               2

                                          Research and Management
                                          Company; Director, The Capital
                                          Group Companies, Inc.; Director,

                                          Capital Group Research, Inc.

+ Walter P. Stern           Chairman of the Board    Chairman, Capital Group

630 Fifth Avenue                          International, Inc.; Vice Chairman,   none/4/            none/4/               8

New York, NY 10111                        Capital Research International;
Age: 67                                   Capital International, Inc.; Director, Temple-Inland, Inc.


Charles Wolf, Jr.           Director      Dean, The RAND Graduate School;   $11,250/3/         $55,500
The RAND Graduate School 1700 Main Street                 Director, International Economic
 4
Santa Monica, CA 90406                    Studies, The RAND Corporation
Age: 71



# Positions within the organizations listed may have changed during this period.
+ Directors who are considered "interested persons as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.
* Address is 333 South Hope Street, Los Angeles, CA 90071

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serves as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.


/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors is as
follows:   Guilford C. Babcock ($26,535), Martin Fenton, Jr. ($14,500), Gail L.
Neale ($19,695), Kirk P. Pendleton ($26,628), Henry E. Riggs
($30,022) and Charles Wolf, Jr. ($27,978). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.


/4/ James W. Ratzlaff, R. Michael Shanahan and Walter P. Stern are affiliated with the Investment Adviser and, accordingly, receive no compensation from the Fund.
                                  OFFICERS
* James E. Drasdo, PRESIDENT.  Senior Vice President and Director, Capital
Research   and Management   Company

* Gordon Crawford, SENIOR VICE PRESIDENT.  Senior Vice President and Director,
Capital   Research Company

* Paul G. Haaga, Jr., SENIOR VICE PRESIDENT.  Senior Vice President and
Director, Capital   Research and Management Company

* Dina N. Perry, SENIOR VICE PRESIDENT. Vice President, Capital Research and Management Company

* Julie F. Williams, SECRETARY.  Capital   Research and Management Company,
Vice President --Fund Business Management Group

& Patrick F. Quan, ASSISTANT SECRETARY.  Capital   Research   and Management
Company, Vice   President -- Fund Business Management Group

** Mary C. Hall, TREASURER. Capital Research and Management Company, Senior Vice President -- Fund Business Management Group

*** Robert P. Simmer, ASSISTANT TREASURER. Capital Research and Management Company, Vice President -- Fund Business Management Group
    _____________________

# Positions within the organizations listed may have changed during this period.
 * Address is 333 South Hope Street, Los Angeles, CA 90071.
** Address is 135 South State College Boulevard, Brea, CA 92621.
*** Address is 5300 Robin Hood Road, Norfolk VA  23513.
& Address is P.O. Box 7650, San Francisco, CA 94120.


    No compensation is paid by the fund to any officer or director who is a director, officer or employee of the Investment Adviser or affiliated companies. The compensation paid by the fund to directors who are not affiliated with the Investment Adviser is $7,000 per annum, plus $700 for each Board of Directors meeting attended, plus $400 for each meeting attended as a
member of a committee of the Board of Directors.   No pension or retirement
benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of February 1, 1996 the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                 MANAGEMENT
INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad, with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world.
The Investment Adviser believes that it is able to attract and retain quality personnel.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

    The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Advisory Agreement) between the fund and the Investment Adviser, dated December 1, 1991 and approved by shareholders on November 14, 1991, shall be in effect until the close of business on March 31, 1996, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of directors who are not parties to the Advisory Agreement or interested persons (as defined in said Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party, and that the Advisory Agreement automatically terminates in the event of its assignment (as defined in said
Act).

      The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, provides suitable office space, necessary small office equipment and utilities, and provides general purpose accounting forms, supplies, and postage used at the offices of the fund relating to the services furnished by the Investment Adviser. The fund pays all expenses not specifically assumed by the Investment Adviser as provided herein. Such expenses shall include, but shall not be limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

 The Advisory Agreement provides for an advisory fee reduction to the extent that the fund's annual ordinary operating expenses exceed 1% of the average net assets of the fund. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

    During the fiscal years ended December 31, 1995, 1994, and 1993, the Investment Adviser received from the fund advisory fees of $11,787,000, $7,967,000, and $6,162,000, respectively.


PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 (see "Principal Underwriter" in the prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (described below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended December 31, 1995, amounted to $5,718,000 after allowance of $29,762,000 to dealers. During the fiscal years ended December 31, 1994 and 1993, the Principal Underwriter retained $3,299,000 and $2,054,000, after allowance of $16,822,000 and
$10,464,000 to dealers, respectively.

 As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors, and separately by a majority of the directors who are not "interested" persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested" persons of the fund may, due to present or past affiliations with the Investment Adviser and related companies, be considered to have a direct or indirect financial interest in the operation of the Plan. Potential benefits of the plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

    Under the Plan the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k) plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the year ended December 31, 1995, the fund paid or accrued $8,234,000 under the Plan as compensation to dealers. As of December 31, 1995, distribution expenses accrued and unpaid distribution expenses were $563,000.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer with adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES
 The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income, it will be taxed only on that portion of such investment company taxable income that it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the gains or sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

 The fund also intends to distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes. In particular, investors should consider the tax implications of purchasing shares just prior to a dividend or distribution record date. Those investors purchasing shares just prior to such a date will then receive a partial return of capital upon the dividend or distribution, which will nevertheless be taxable to them as an ordinary or capital gains dividend.

 Corporate shareholders of the fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by the fund to the extent that the fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to quality for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

 Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

    If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 The fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is not anticipated that shareholders will be entitled to take a foreign tax credit or deduction for such foreign taxes. Corporate shareholders of the fund will be eligible for the dividends-received deduction on the dividends (excluding the net capital gain dividends) paid by the fund to the extent the fund's income is derived from dividends received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares on which the dividends are paid for at least 46 days.

    Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of capital gains not effectively connected with a U.S. trade or business are not subject to the withholding, but if the non-U.S. shareholder was an individual who was physically present in the U.S. during the tax year for more than 182 days and such shareholder is nonetheless treated as a nonresident alien, the distributions would be subject to a 30% tax.

    As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gain is 28%; and the maximum corporate tax applicable
to ordinary income and net capital gain is 35%.   However, to eliminate the
benefit of lower marginal corporate income tax rates, corporations which have income in excess of $100,000 for a taxable year will be required to pay an additional income tax liability of up to $11,700 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by an individual will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for the year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

                             PURCHASE OF SHARES
PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, American Funds Service Company, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

 The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

 1. Stocks, and convertible bonds and debentures, traded on the New York Stock Exchange are valued at the last sale price on such exchange on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. Non-convertible bonds and debentures, and other long-term debt securities normally are valued at prices obtained for the day of valuation from a bond pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, an over-the-counter or exchange quotation may be used. U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held by the fund on the 60th day, based on the value determined on the 61st day. Other securities are valued on the basis of last sale or bid prices in what is, in the opinion of the Investment Adviser, the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. There are deducted from total assets, thus determined, the liabilities, including proper accruals of taxes and other expense items; and

 3. The value of the net assets so obtained is then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.


STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds and investments made under a right of reinstatement will not be creditied toward satisfying the Statement.

    In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

    Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.


DEALER COMMISSIONS - The following commissions will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value. See "The American Funds Shareholder Guide" in the fund's prospectus for more information.

                 SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES
AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the public offering price on or about the 10th day of the month (or on or about the 15th day of the month in the case of accounts for retirement plans for which Capital Guardian Trust Company serves as custodian or trustee). Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

                      EXECUTION OF PORTFOLIO TRANSACTIONS
    There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other of the funds served by the Investment Adviser, or for trust or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

 Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, during the years ended December 31, 1995, 1994, 1993, and 1992 amounted to $4,509,000, $2,714,000, and $2,961,000, respectively.

                              GENERAL INFORMATION
CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02101, as Custodian.

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the record of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. When fund shares are purchased by an insurance company separate account to serve as the underlying investment vehicle for variable insurance contracts, the fund may pay a fee to the insurance company or another party for performing certain transfer agent services with respect to contract owners having interests in the fund.

INDEPENDENT ACCOUNTANTS - Deloitte & Touche LLP, 1000 Wilshire Boulevard, Los Angeles, CA 90017, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report, have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in auditing and accounting. The selection of the company's independent accountant is reviewed and determined annually by the Board of Directors.

REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on December 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The annual financial statements are audited annually by the fund's independent accountants, Deloitte & Touche LLP.

PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

 The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
OFFERING PRICE PER SHARE--DECEMBER 31, 1995



Net asset value and redemption price per share       $22.29
 (Net assets divided by shares outstanding)

Maximum offering price per share                     $$23.65
 (100/94.25 of net asset value per share which takes into
 account the fund's current maximum sales charge)



                               INVESTMENT RESULTS
    The fund's yield is 1.81% based on a 30-day (or one month) period ended December 31, 1995, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[(a-b/cd+1)/6/-1]
Where: a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price per share on the last day of the period.

    As of December 31, 1995, the fund's total return over the past twelve months and average annual total returns over the past five and ten-year periods were 26.48%, 16.82% and 14.43%, respectively. The average annual total return
(T) is computed by using the value at the end of the period (ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange
Commission:  P(1+T)/n/ = ERV.

 To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year also may be computed by utilizing ending values as determined above.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

 The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above.

    The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12
months.   The distribution rate may differ from the yield.

 The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Stock Composite Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

 The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services and Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

 The fund may, from time to time, compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).

 The investment results for the fund set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.

                   THE FUND VS. VARIOUS UNMANAGED INDICES


  PERIOD            FI            DJIA/1/        S&P 500/2/     AVERAGE
1/1 - 12/31                                                     SAVINGS
                                                               ACCOUNT/3/



1986 - 1995     +285%          +360%          +299%           +69%

1985 - 1994     +273           +349           +282            +77

1984 - 1993     +290           +333           +301            +88

1983 - 1992     +316           +367           +346            +99

1982 - 1991     +406           +452           +404            +112

1981 - 1990     +284           +328           +267            +122

1980 - 1989     +396           +426           +402            +125

1979 - 1988     +345           +340           +352            +125

1978/#/ - 1987   +273           +265           +280            +118



_____________
# From 7/31/78, the date Capital Research and Management Company became the fund's Investment Adviser.

/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard and Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

    If you are considering the fund for an Individual Retirement Account...


Here's how much you would have if you invested $2,000 a year in the fund over the past 5 and 10 years and the period under CRMC management:



5 Years                   10 Years              Lifetime

(1/1/91 - 12/31/95)       (1/1/86 - 12/31/95)   (7/31/78 - 12/31/95)



$15,809                   $45,221               $172,717



           See the difference time can make in an investment program


If you had invested                             ...and taken all
$10,000 in the fund                             distributions in shares,
this many years ago...                          your investment would
                                                have been worth this
                                                much at December 31, 1995

          |                                             |

Number of Years                Periods                Value**
                                1/1-12/31



  1                              1995            $  12, 647

  2                        1994   -  1995        12,815

  3                        1993   -  1995        15,144

  4                        1992   -  1995        16,684

  5                        1991   -  1995        21,756

  6                        1990   -  1995        20,398

  7                        1989   -  1995        26,221

  8                        1988   -  1995        30,404

  9                        1987   -  1995        31,542

  10                       1986   -  1995        38,494

  11                       1985   -  1995        50,120

  12                       1984   -  1995        53,022

  13                       1983   -  1995        66,876

  14                       1982   -  1995        89,643

  15                       1981   -  1995        88,586

  16                       1980   -  1995        107,382

  17                       1979   -  1995        123,927

  Lifetime*                1981   -  1995        120,306




* From July 31, 1978, the date Capital Research and Management Company became the fund's Investment Adviser.
** Results assume deduction of the maximum sales charge of 5.75% from the initial purchase payment.
Illustration of a $10,000 investment in the fund

WITH DIVIDENDS REINVESTED AND CAPITAL GAIN DISTRIBUTIONS TAKEN IN SHARES
    (For the period under CRMC management:   July 31, 1978 - December 31, 1995)



                       COST OF SHARES                                                      VALUE OF SHARES**




Fiscal       Annual       Dividends    Total        From         From         From         Total
Year End     Dividends    (cumulative)   Investment   Initial      Capital Gains   Dividends    Value
December 31                             Cost         Investment   Reinvested   Reinvested



1978*        $   217      $    217     $10,217      $  8,947     --           $   208      $  9,155

1979         421          638          10,638       9,892        --           664          10,556

1980         603          1,241        11,241       11,390       --           1,417        12,807

1981         665          1,906        11,906       10,688       --           1,966        12,654

1982         769          2,675        12,675       13,522       --           3,435        16,957

1983         755          3,430        13,430       16,424       --           4,965        21,389

1984         734          4,164        14,164       16,113       $    841     5,666        22,620

1985         795          4,959        14,959       19,379       2,351        7,718        29,448

1986         894          5,853        15,853       19,177       8,262        8,502        35,941

1987         1,034        6,887        16,887       18,151       10,221       8,923        37,295

1988         1,328        8,215        18,215       19,703       12,464       11,079       43,246

1989           1,877      10,092       20,092       22,173       19,099       14,325       55,597

1990           1,678      11,770       21,770       19,325       18,712       14,093       52,130

1991           1,477      13,247       23,247       23,576       25,593       18,778       67,947

1992          1,655       14,902       24,902       23,644       30,728       20,499       74,871

1993         1,857        16,759       26,759       24,494       40,880       23,092       88,466

1994         2,171        18,930       28,930       23,617       41,632       24,392       89,641

1995         2,082        21,012       31,012       30,081       56,840       33,385       120,306




The dollar amount of capital gain distributions during the period was $40,724.


* From July 31, 1978, the date Capital Research and Management Company became the fund's Investment Adviser.
** Results assume deduction of the maximum sales charge of 5.75% from the initial purchase payment.

                        EXPERIENCE OF INVESTMENT ADVISER
    Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1966 (121 in all), those funds have had better total returns than the Standard and Poor's 500 Stock Composite Index in 94 of the 121 periods.
 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

DESCRIPTION OF BOND RATINGS
CORPORATE DEBT SECURITIES

 MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C".

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

 STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

FUNDAMENTAL INVESTORS, INC.
INVESTMENT PORTFOLIO - December 31, 1995

                                                                       Percent

                                                                       Of net

LARGEST INDIVIDUAL HOLDINGS                                             Assets



Capital Cities/ABC                                                     2.10%

Deere                                                                  1.76

Texaco                                                                 1.69

Intel                                                                  1.61

Seagram                                                                1.53

Time Warner                                                            1.45

News Corp.                                                             1.44

Astra                                                                  1.43

Pfizer                                                                 1.38

British Petroleum                                                      1.37



LARGEST INVESTMENT CATEGORIES                                           Percent of

                                                                        Net Assets

Services                                                               22.25%

Consumer Goods                                                         18.97

Capital Equipment                                                      13.75

Energy                                                                 10.71

Finance                                                                10.11



LARGEST INDUSTRY HOLDINGS                                               Percent of

                                                                        Net Assets

Energy Sources                                                         8.12%

Health & Personal Care                                                 7.71

Broadcasting & Publishing                                              6.69

Business & Public Services                                             5.99

Banking                                                                5.46





                                                                           Shares or    Market            Percent

EQUITY-TYPE SECURITIES                                                     Principal         Value        Of

(Common and Preferred Stocks and                                           Amount            (000)        Net Assets

Convertible Debentures)

----------------------------------------------------                   ----------       ----------        ----------

ENERGY

ENERGY SOURCES- 8.12%

British Petroleum Co. PLC (American Depositary

 Receipts) (United KIngdom)                                            640,000          65,360            1.37

Chevron Corp.                                                          500,000          26,250            .55

Cyprus Amax Minerals Co., convertible preferred,

 Series A                                                              100,000          5,850             .12

Exxon Corp.                                                            595,000          47,674            1.00

Murphy Oil Corp.                                                       714,600          29,656            .62

Norsk Hydro AS (American Depositary Receipts)(Norway)                  375,000          15,703            .33

Phillips Petroleum Co.                                                 1,240,000        42,315            .89

Repsol SA (American Depositary Receipts)(Spain)                        287,000          9,435             .20

Royal Dutch Petroleum Co. (New York Registered

 Shares) (Netherlands)                                                 130,000          18,346            .39

"Shell" Transport and Trading Co., PLC (United Kingdom)                50,000           4,069             .09

Sun Co., Inc.                                                          48,186           1,319

Sun Co., Inc., Series A                                                146,314          4,060             .12

Texaco Inc.                                                            1,025,000        80,463            1.69

TOTAL, Class B (American Depositary Receipts)

 (France)                                                              81,963           2,787             .06

Unocal Corp.                                                           1,130,000        32,911            .69

UTILITIES: ELECTRIC & GAS- 2.59%

Detroit Edison Co.                                                     900,000          31,050            .65

Eastern Utilities Associates                                           640,000          15,120            .32

Entergy Corp.                                                          150,000          4,388             .09

Florida Progress Corp.                                                 300,000          10,613            .22

General Public Utilities Corp.                                         180,000          6,120             .13

Houston Industries Inc.                                                1,350,000        32,738            .69

Long Island Lighting Co.                                               350,000          5,731             .12

Pacific Gas and Electric Co.                                           300,000          8,512             .18

SCEcorp.                                                               250,000          4,437             .09

Texas Utilities Co.                                                    120,800          4,968             .10

                                                                                        -----------       -----------

                                                                                        509,875           10.71

                                                                                        -----------       -----------

MATERIALS

BUILDING MATERIALS & COMPONENTS- 0.09%

Cemex, SA, Class B 4.25% convertible debentures 1997

 (Mexico)/1/                                                           $4,974,000       4,203             .09

CHEMICALS- 2.50%

Betz Laboratories, Inc.                                                200,000          8,200             .17

E.I. du Pont de Nemours and Co.                                        250,000          17,469            .37

Eastman Chemical Co.                                                   600,000          37,575            .79

Georgia Gulf Corp.                                                     1,100,000        33,825            .71

IMC Global Inc.                                                        300,000          12,262            .26

Imperial Chemical Industries PLC (American Depositary

 Receipts) (United Kingdom)                                            200,000          9,350             .20

FOREST PRODUCTS & PAPER- 1.24%

Rayonier Inc. (formerly ITT Rayonier Inc.)                             310,000          10,346            .22

Union Camp Corp.                                                       470,000          22,384            .47

Weyerhaeuser Co.                                                       600,000          25,950            .55

METALS: NONFERROUS- 1.46%

Alumax Inc./2/                                                         300,000          9,188

Alumax Inc., convertible preferred, Series A                           23,333           2,987             .26

Aluminum Co. of America                                                450,000          23,794            .50

Freeport-McMoRan Copper & Gold Inc., Class A                           5,000            140

Freeport-McMoRan Copper & Gold Inc., Class B                           70,173           1,974             .04

Inco Ltd. (Canada)                                                     900,000          29,925            .63

Phelps Dodge Corp.                                                     20,900           1,301             .03

METALS: STEEL- 0.23%

Armco Inc./2/                                                          600,000          3,525

Armco Inc., cumulative convertible preferred                           150,000          7,462             .23

MISCELLANEOUS MATERIALS & COMMODITIES- 1.30%

Freeport-McMoRan Inc.                                                  16,666           617               .01

Potash Corp. of Saskatchewan Inc. (Canada)                             500,000          35,437            .75

TRINOVA Corp.                                                          897,400          25,688            .54

                                                                                        -----------       -----------

                                                                                        323,602           6.82

                                                                                        -----------       -----------

CAPITAL EQUIPMENT

AEROSPACE & MILITARY TECHNOLOGY- 1.47%

Boeing Co.                                                             385,000          30,174            .63

Litton Industries, Inc./2/                                             500,000          22,250            .47

Sundstrand Corp.                                                       250,000          17,594            .37

DATA PROCESSING & REPRODUCTION- 2.93%

Adobe Systems Inc.                                                     625,000          38,750            .82

Apple Computer, Inc.                                                   615,800          19,629            .41

Dell Computer Corp., convertible preferred,

 Series A/1//2/                                                        232,418          8,047             .17

Digital Equipment Corp./2/                                             484,000          31,036            .65

International Business Machines Corp.                                  355,000          32,571            .69

Tandem Computers Inc./2/                                               850,000          9,031             .19

ELECTRONIC COMPONENTS- 2.97%

Intel Corp.                                                            1,350,000        76,612            1.61

Motorola, Inc.                                                         370,000          21,090            .44

Seagate Technology, 5.00% convertible

 debentures 2003/1/                                                    $8,105,000       14,873            .31

Texas Instruments Inc.                                                 559,128          28,935            .61

ENERGY EQUIPMENT- 0.68%

Cooper Cameron Corp./2/ (formerly Cooper Industries, Inc.)             200,000          7,100             .15

Western Atlas Inc./2/                                                  500,000          25,250            .53

INDUSTRIAL COMPONENTS- 1.48%

Dana Corp.                                                             600,000          17,550            .37

Goodyear Tire & Rubber Co.                                             700,000          31,763            .67

Rockwell International Corp.                                           400,000          21,150            .44

MACHINERY & ENGINEERING- 4.22%

Case Corp.                                                             750,000          34,313            .72

Caterpillar Inc.                                                       1,000,000        58,750            1.24

Deere & Co.                                                            2,375,000        83,719            1.76

Parker Hannifin Corp.                                                  700,000          23,975            .50

                                                                                        -----------       -----------

                                                                                        654,162           13.75

                                                                                        -----------       -----------

CONSUMER GOODS

APPLIANCES & HOUSEHOLD DURABLES- 2.19%

Philips Electronics NV (Netherlands)                                   1,450,000        52,019            1.09

Sony Corp. (American Depositary Receipts) (Japan)                      850,000          52,169            1.10

AUTOMOBILES- 1.50%

Ford Motor Co., Class A                                                812,663          23,567            .50

General Motors Corp.                                                   900,000          47,588            1.00

BEVERAGES & TOBACCO- 1.86%

Anheuser-Busch Companies, Inc.                                         100,000          6,687             .14

PepsiCo, Inc.                                                          160,000          8,940             .19

Seagram Co. Ltd. (Canada)                                              2,100,000        72,713            1.53

FOOD & HOUSEHOLD PRODUCTS- 3.54%

Archer Daniels Midland Co.                                             1,500,000        27,000            .57

Colgate-Palmolive Co.                                                  625,000          43,906            .92

CPC International Inc.                                                 425,000          29,166            .61

General Mills, Inc.                                                    125,000          7,219             .15

H.J. Heinz Co.                                                         675,000          22,359            .47

Procter & Gamble Co.                                                   375,000          31,125            .65

Ralston Purina Co.                                                     126,300          7,878             .17

HEALTH & PERSONAL CARE- 7.71%

American Home Products Corp.                                           200,000          19,400            .41

AB Astra, Class A (American Depositary Receipts)

 (Sweden)                                                              1,700,000        67,885            1.43

Bristol-Myers Squibb Co.                                               300,000          25,762            .54

Johnson & Johnson                                                      670,000          57,369            1.21

Eli Lilly and Co.                                                      650,000          36,562            .77

McKesson Corp.                                                         125,000          6,328             .13

Merck & Co., Inc.                                                      992,500          65,257            1.37

Pfizer Inc.                                                            1,045,000        65,835            1.38

Pharmacia & Upjohn, Inc. (formerly Upjohn Co.)                         580,000          22,475            .47

RECREATION & OTHER CONSUMER PRODUCTS- 1.88%

Duracell International Inc.                                            750,000          38,813            .82

Eastman Kodak Co.                                                      750,000          50,250            1.06

TEXTILES & APPAREL- 0.29%

Fruit of the Loom, Inc./2/                                             575,000          14,016            .29

                                                                                        -----------       -----------

                                                                                        902,288           18.97

                                                                                        -----------       -----------

SERVICES

BROADCASTING & PUBLISHING- 6.69%

Capital Cities/ABC, Inc.                                               810,000          99,934            2.10

News Corp. Ltd. (American Depositary Receipts)

 (Australia)                                                           2,200,000        47,025

News Corp. Ltd., preferred shares (American Depositary

 Receipts)                                                             1,100,000        21,175            1.44

E.W. Scripps Co., Class A                                              700,000          27,562            .58

Tele-Communications, Inc., Series A, Liberty Media Group/2/            251,003          6,746             .14

Tele-Communications, Inc., Series A, TCI Group/2/                      1,004,015        19,955            .42

 (formerly Tele-Communications, Inc.)

Time Warner Inc.                                                       1,824,000        69,084            1.45

Tribune Co.                                                            200,000          12,225            .26

Viacom Inc., Class B/2/                                                305,000          14,449            .30

BUSINESS & PUBLIC SERVICES- 5.99%

Avery Dennison Corp.                                                   500,000          25,063            .53

Dun & Bradstreet Corp.                                                 525,000          33,994            .71

Federal Express Corp./2/                                               650,000          48,019            1.01

Interpublic Group of Companies, Inc.                                   725,000          31,447            .66

Omnicom Group Inc.                                                     900,000          33,525            .71

True North Communications Inc.                                         500,000          9,250             .19

United HealthCare Corp.                                                400,000          26,200            .55

U.S. Healthcare, Inc.                                                  1,200,000        55,800            1.17

WMX Technlogies, Inc.                                                  725,000          21,659            .46

LEISURE & TOURISM- 1.54%

Walt Disney Co.                                                        650,000          38,350            .81

McDonald's Corp.                                                       775,000          34,972            .73

MERCHANDISING- 2.97%

May Department Stores Co.                                              500,000          21,125            .44

Sears, Roebuck and Co.                                                 600,000          23,400            .49

Tandy Corp., preferred equity redemption

 cumulative stock                                                      275,714          11,442            .24

Toys "R" Us, Inc./2/                                                   700,000          15,225            .32

Wal-Mart Stores, Inc.                                                  1,850,000        41,394            .87

Walgreen Co.                                                           950,000          28,381            .61

TELECOMMUNICATIONS- 2.94%

AirTouch Communications/2/                                             250,000          7,063             .15

ALLTEL Corp.                                                           300,000          8,850             .19

Ameritech Corp.                                                        90,000           5,310             .11

AT&T Corp.                                                             685,000          44,354            .93

Bell Atlantic Corp.                                                    425,000          28,422            .60

MCI Communications Corp.                                               506,200          13,224            .28

NYNEX Corp.                                                            200,000          10,800            .23

Pacific Telesis Group                                                  405,298          13,628            .29

Sprint Corp.                                                           200,000          7,975             .16

TRANSPORTATION: AIRLINES- 1.06%

AMR Corp./2/                                                           350,000          25,987

AMR Corp., 6.125% convertible debentures 2024                          $5,500,000       5,665             .67

Delta Air Lines, Inc.                                                  250,000          18,468            .39

TRANSPORTATION: RAIL & ROAD- 1.06%

Conrail, Inc.                                                          320,000          22,400            .47

Southern Pacific Rail Corp./2/                                         62,293           1,495             .03

Union Pacific Corp.                                                    400,000          26,400            .56

                                                                                        -----------       -----------

                                                                                        1,057,442         22.25

                                                                                        -----------       -----------

FINANCE

BANKING- 5.46%

Banc One Corp.                                                         342,125          12,915            .27

Chemical Banking Corp.                                                 200,000          11,750            .25

Citicorp                                                               750,000          50,438            1.06

CoreStates Financial Corp                                              830,000          31,436            .66

First Fidelity Bancorporation                                          550,000          41,456            .87

First Interstate Bancorp                                               250,000          34,125            .72

First Union Corp.                                                      100,000          5,563             .12

Fleet Financial Group, Inc.                                            500,000          20,375            .43

Norwest Corp.                                                          900,000          29,700            .62

PNC Bank Corp.                                                         680,000          21,930            .46

FINANCIAL SERVICES- 0.82%

Federal Home Loan Mortgage Corp.                                       150,000          12,525            .26

Federal National Mortgage Assn.                                        215,000          26,687            .56

INSURANCE- 3.83%

Aetna Life and Casualty Co.                                            250,000          17,313            .36

Allstate Corp.                                                         608,110          25,008            .53

American International Group, Inc.                                     108,750          10,059            .21

CIGNA Corp.                                                            300,000          30,975            .65

CNA Financial Corp./2/                                                 320,000          36,320            .76

General Re Corp.                                                       250,000          38,750            .82

SAFECO Corp.                                                           600,000          20,700            .44

TIG Holdings, Inc.                                                     100,000          2,850             .06

                                                                                        -----------       -----------

                                                                                        480,875           10.11

                                                                                        -----------       -----------

MULTI-INDUSTRY

MULTI-INDUSTRY- 2.63%

CITIC Pacific Ltd. (Hong Kong)                                         8,500,000        29,077            .61

Hanson PLC (American Depositary

 Receipts)(United Kingdom)                                             900,000          13,725            .29

Harsco Corp.                                                           75,000           4,359             .09

Tenneco Inc.                                                           475,000          23,572            .50

Textron Inc.                                                           525,000          35,438            .75

U.S. Industries, Inc./2/                                               1,000,000        18,375            .39

                                                                                        -----------       -----------

                                                                                        124,546           2.63

                                                                                        -----------       -----------

MISCELLANEOUS

Other equity-type securities in initial period

 of acquisition                                                                         207,359           4.36

                                                                                        -----------       -----------

TOTAL EQUITY-TYPE SECURITIES (cost: $3,158,356,000)                                     4,260,149         89.60

                                                                                        -----------       -----------



                                                                       Principal

                                                                       Amount

                                                                       (000)



Bonds & Notes

--------------------------------------------------------               ----------       ----------        -----------

INDUSTRIALS - 1.25%

Adelphia Communications Corp. 12.50% 2002                              $19,000          18,620            .39

Cablevision Systems Corp. 9.875% 2013                                  10,000           10,625

Cablevision Systems Corp. 9.875% 2023                                  21,850           22,724            .70

Time Warner Inc. 10.15% 2012                                           6,000            7,437             .16

                                                                                        ----------        ----------

                                                                                        59,406            1.25

                                                                                        ----------        ----------

TRANSPORTATION- 0.30%

Delta Air Lines, Inc. 1993 pass-through trusts,

 Series A2, 10.50% 2016/3/                                             11,500           14,497            .30

                                                                                        ----------        ----------

U.S. TREASURY OBLIGATIONS- 0.75%

6.375% 1997                                                            15,000           15,248            .32

6.875% 1997                                                            20,000           20,394            .43

                                                                                        ----------        ----------

                                                                                        35,642            .75

                                                                                        ----------        ----------

TOTAL BONDS & NOTES (cost: $106,174,000)                                                109,545           2.30

                                                                                        ----------        ----------

SHORT-TERM SECURITIES

----------------------------------------------------

CORPORATE SHORT-TERM NOTES-6.40%

AIG Funding Inc. 5.65% due 1/31/96                                     18,000           17,913            .38            %

Associates Corp. of North America 5.99% due 1/2/96                     15,860           15,855            .33

AT&T Corp. 5.75% due 2/2/96                                            20,800           20,690            .44

Beneficial Corp. 5.75% due 1/4/96                                      19,700           19,687            .41

CIT Group Holdings Inc. 5.70% due 1/8/96                               8,100            8,090             .17

Emerson Electric Co. 5.66% due 1/25/96                                 17,000           16,933            .36

Ford Motor Credit Co. 5.70%-5.80% due 1/3-1/24/96                      47,900           47,794            1.01

General Electric Capital Corp. 5.68% due 2/12/96                       22,200           22,049            .46

H.J. Heinz Co. 5.58%-5.72% due 1/17-2/9/96                             24,400           24,285            .51

Motorola, Inc. 5.67%-5.72% due 1/18-1/30/96                            22,900           22,820            .48

PepsiCo, Inc. 5.58% due 2/8-2/9/96                                     8,300            8,249             .17

Pitney Bowes Credit Corp. 5.66% due 1/29/96                            6,300            6,271             .13

Procter & Gamble Co. 5.66% due 1/9/96                                  29,000           28,959            .61

SAFECO Credit Co. Inc. 5.55% due 2/22/96                               17,000           16,861            .35

Southwestern Bell Telephone Co. 5.50% due 2/15-2/22/96                 20,200           20,050            .42

United Parcel Service of America Inc. 5.50% due 2/23/96                8,000            7,933             .17

                                                                                        ----------        ----------

                                                                                        304,439           6.40

                                                                                        ----------        ----------

FEDERAL AGENCY DISCOUNT NOTES-0.97%

Federal Home Loan Bank 5.61% due 1/22/96                               13,700           13,653            .29

Federal Home Loan Mortgage Corp. 5.69% due 1/2/96                      4,727            4,726             .10

Federal National Mortgage Assn. 5.61%-5.62% due 1/16-1/17/96           27,400           27,329            .58

                                                                                        ----------        ----------

                                                                                        45,708            .97

                                                                                        ----------        ----------

U.S. TREASURY OBLIGATIONS-0.43%

7.00% due 9/30/96                                                      20,000           20,247            .43

                                                                                        ----------        ----------

TOTAL SHORT-TERM SECURITIES (cost: $371,092,000)                                        370,394           7.80

                                                                                        ----------        ----------

TOTAL INVESTMENT SECURITIES (cost: $3,635,622,000)                                      4,740,088         99.70

Excess of cash and receivables over payables                                            14,406            .30

                                                                                        ----------        ----------

NET ASSETS                                                                              $4,754,494        100.00         %

                                                                                        ==========        ==========

/1/ Purchased in a private placement transaction;

 resale potential extends only to qualified institutional

 buyers.

/2/ Non-income-producing securities.

/3/ Pass-through securities backed by a pool of mortgages

 or other loans on which principal payments are

 periodically made. Due to the possibility of early

 principal payments, the effective maturity of these

 securities is shorter than the stated maturity.



See Notes to Financial Statements


EQUITY-TYPE SECURITIES APPEARING IN
THE PORTFOLIO SINCE JUNE 30, 1995
Aetna Life and Casualty
AirTouch Communications
Anheuser-Busch Companies
Archer Daniels Midland
British Petroleum
CNA Financial
E.I. du Pont de Nemours
Federal Home Loan Mortgage
Florida Progress
Fruit of the Loom
IMC Global
Philips Electronics
SCEcorp.
Sony
Southern Pacific Rail
United HealthCare
U.S. Healthcare
U.S. Industries
Unocal
Viacom
EQUITY-TYPE SECURITIES ELIMINATED FROM THE
PORTFOLIO SINCE JUNE 30, 1995
Amoco
Advanced Micro Devices
AmSouth Bancorporation
Atlantic Richfield
Baxter International
CBS
Chubb
General Electric
General Signal
Humana
The Limited
Marsh & McLennan Companies
Melville
Monsanto
Multimedia
New York Times
Oracle Systems
United Technologies
Fundamental Investors, Inc.
FINANCIAL STATEMENTS

Statement of Assets and Liabilities                    (dollars in        thousands)

at December 31, 1995



----------------------------------------               ------------       ------------

Assets:

Investment securities at market

 (cost: $3,635,622)                                                       $4,740,088

Cash                                                                      172

Receivables for-

 Sales of investments                                  $ 6,679

 Sales of fund's shares                                22,648

 Dividends and accrued interest                        9,482              38,809

                                                       ------------       ------------

                                                                          4,779,069

Liabilities:

Payables for-

 Purchases of investments                              19,379

 Repurchases of fund's shares                          3,215

 Management services                                   1,245

 Accrued expenses                                      736                24,575

                                                       ------------       ------------

Net Assets at December 31, 1995-

 Equivalent to $22.29 per share on

 213,295,231 shares of $1 par value

 capital stock outstanding (authorized

 capital stock-300,000,000 shares)                                        $4,754,494

                                                                          =============

Statement of Operations

for the year ended December 31, 1995                   (dollars in        thousands)

                                                       ------------       ------------

Investment Income:

Income:

 Dividends                                             $ 76,211

 Interest                                              24,724             $ 100,935

                                                       ------------

Expenses:

 Management services fee                               11,787

 Distribution expenses                                 8,234

 Transfer agent fee                                    3,387

 Reports to shareholders                               347

 Registration statement and prospectus                 512

 Postage, stationery and supplies                      584

 Directors' fees                                       86

 Auditing and legal fees                               48

 Custodian fee                                         343

 Taxes other than federal income tax                   1

 Other expenses                                        36                 25,365

                                                       ------------       ------------

Net investment income                                                     75,570

                                                                          ------------

Realized Gain and Unrealized

 Appreciation on Investments:

Net realized gain                                                         145,011

Net increase in unrealized

 appreciation on investments:

 Beginning of year                                     289,213

 End of year                                           1,104,466

  Net unrealized appreciation                          ------------

   on investments                                                         815,253

 Net realized gain and unrealized                                         ------------

  appreciation on investments                                             960,264

Net Increase in Net Assets Resulting                                      ------------

 from Operations                                                          $1,035,834

                                                                          ============



Statement of Changes in Net Assets                     (dollars in        thousands)

----------------------------------------               -------------      -------------

                                                       Year               December

                                                       ended              31

                                                       1995               1994

Operations:                                            -------------      -------------

Net investment income                                  $   75,570         $    56,402

Net realized gain on investments                       145,011            82,430

Net unrealized appreciation

 (depreciation) on investments                         815,253            (110,266)

                                                       -------------      -------------

 Net increase in net assets

  resulting from operations                            1,035,834          28,566

                                                       -------------      -------------

Dividends and Distributions Paid to

 Shareholders:

Dividends from net investment income                   (71,173)           (56,692)

Distributions from net realized

 gain on investments                                   (128,122)          (61,479)

                                                       -------------      -------------

 Total dividends and distributions                     (199,295)          (118,171)

                                                       -------------      -------------

Capital Share Transactions:

Proceeds from shares sold:

 76,628,416 and 51,307,623

 shares, respectively                                  1,553,921          922,115

Proceeds from shares issued in

 reinvestment of net investment income

 dividends and distributions of net

 realized gain on investments:

 8,766,797 and 5,849,294 shares,

 respectively                                          181,420            103,581

Cost of shares repurchased:

 21,343,594 and 16,975,145

 shares, respectively                                  (428,456)          (304,324)

 Net increase in net assets resulting                  -------------      -------------

  from capital share transactions                      1,306,885          721,372

                                                       -------------      -------------

Total Increase in Net Assets                           2,143,424          631,767



Net Assets:

Beginning of year                                      2,611,070          1,979,303



End of year (including undistributed                   -------------      -------------

 net investment income:  $9,623 and

 $5,226, respectively                                  $4,754,494         $2,611,070

                                                       =============      =============


See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

FUNDAMENTAL INVESTORS, INC.

1. Fundamental Investors, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income through investments in common stocks. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The fund does not identify the portion of each amount shown in the fund's statement of operations under the caption "Realized Gain and Unrealized Appreciation on Investments" that arises from changes in non-U.S. currency exchange rates.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $343,000 includes $7,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

As of December 31, 1995, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,104,466,000, of which $1,143,231,000 related to appreciated securities and $38,765,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended December 31, 1995. The cost of portfolio securities for book and federal income tax purposes was $3,635,622,000 at December 31, 1995.

3. The fee of $11,787,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.39% of the first $800 million of average net assets; 0.336% of such assets in excess of $800 million but not exceeding $1.8 billion; 0.30% of such assets in excess of $1.8 billion but not exceeding $3.0 billion; and 0.276% of such assets in excess of $3.0 billion.
Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1995, distribution expenses under the Plan were $8,234,000. As of December 31, 1995, accrued and unpaid distribution expenses were $563,000.

American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $3,387,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $5,718,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

Directors of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1995, aggregate amounts deferred were $114,000.
CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of December 31, 1995, accumulated undistributed net realized gain on investments was $46,767,000 and additional paid-in capital was $3,380,343,000. The fund made purchases and sales of investment securities, excluding short-term securities, of $1,834,296,000 and $866,944,000, respectively, during the year ended December 31, 1995.

PER-SHARE DATA AND RATIOS

                                                                      Year          ended         December      31

                                                     ---------        ---------     --------      --------      --------

                                                     1995             1994          1993          1992          1991

                                                     ---------        ---------     --------      --------      --------

Net Asset Value, Beginning

 of Year                                             $17.50           $18.15        $17.52        $17.47        $14.32

                                                     ---------        ---------     --------      --------      --------



Income from Investment

 Operations:

 Net investment income                               .41              .42           .44           .44           .41

 Net realized and unrealized

  gain (loss) on investments                         5.46             (.18)         2.65          1.27          3.82

  Total income from                                  ---------        ---------     --------      --------      --------

   investment operations                             5.87             .24           3.09          1.71          4.23

                                                     ---------        ---------     --------      --------      --------

Less Distributions:

 Dividends from net investment

  income                                             (.40)            (.44)         (.43)         (.42)         (.40)

 Distributions from net realized

  gains                                              (.68)            (.45)         (2.03)        (1.24)        (.68)

                                                     ---------        ---------     --------      --------      --------

Total distributions                                  (1.08)           (.89)         (2.46)        (1.66)        (1.08)

                                                     ---------        ---------     --------      --------      --------

Net Asset Value, End of Year                         $22.29           $17.50        $18.15        $17.52        $17.47

                                                     =========        =========     ========      ========      ========

Total Return*                                        34.21%           1.33%         18.16%        10.19%        30.34%



Ratios/Supplemental Data:

 Net assets, end of year

  (in millions)                                      $4,754           $2,611        $1,979        $1,440        $1,156

 Ratio of expenses to average

  net assets                                         .70%             .68%          .65%          .65%          .69%

 Ratio of net income to

  average net assets                                 2.08%            2.45%         2.43%         2.56%         2.50%

 Portfolio turnover rate                             25.47%           23.02%        29.22%        23.98%        17.07%


* This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

PART C
OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
(A) FINANCIAL STATEMENTS:
Included in Prospectus - Part A
 Financial Highlights

Included in statement of additional information - Part B
 Statement of Assets and Liabilities Per Share Data and Ratios
 Statement of Operations Notes to Financial Statements
 Statement of Changes in Net Assets Independent Auditors' Report


(B) EXHIBITS

 1. On file (see SEC file nos. 811-32 and 2-10760)
 2. On file (see SEC file nos. 811-32 and 2-10760)
 3. None
 4. On file (see SEC file nos. 811-32 and 2-10760)
 5. On file (see SEC file nos. 811-32 and 2-10760)
 6. On file (see SEC file nos. 811-31 and 2-10760)
 7. None
 8. On file (see SEC file nos. 811-32 and 2-10760)
 9. Form of Shareholder Service Agreement between Registrant and American Funds Service Company, as amended 1/1/95.
10. Not applicable to this filing
11. Consent of Independent Accountants
12. None
13. None
14. On file (see SEC file nos. 811-32 and 2-10760)
15. On file (see SEC file nos. 811-32 and 2-10760)
16. Updates to previously filed schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (see SEC file nos. 811-32 and 2-10760)
17. Financial data schedule (EDGAR)


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
 None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


As of December 31, 1995



Title of Class              Number of Record-Holders



Common Stock                            318,626

($1.00 Par Value)




ITEM 27. INDEMNIFICATION.

 The registrant is a joint-insured under an Investment Adviser/Mutual fund Errors and Omissions Policy written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities.


The fund's Articles of Incorporation state:
 The Corporation shall indemnify (1) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of this Charter of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act of 1940.

 To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a director or officer that exists at the time of such amendment, modification or repeal.

 Section 2-418 (b) of The Annotated Code of Maryland states:
 Permitted indemnification of director:
 1. A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:
  (i) The act or omission of the director was material to the matter giving rise to the proceeding; and
   1.  Was committed in bad faith; or
   2.  Was the result of active and deliberate dishonesty; or
  (ii) The director actually received an improper personal benefit in money, property, or services; or
  (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

 2. (i)   Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.
  (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
 None.

ITEM 29. PRINCIPAL UNDERWRITERS.
 (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

ITEM 29. PRINCIPAL UNDERWRITERS. (cont.)


(B)    (1)                            (2)                                     (3)

      NAME AND PRINCIPAL             POSITIONS AND OFFICES       POSITIONS AND OFFICES
        BUSINESS ADDRESS                WITH UNDERWRITER            WITH REGISTRANT



#     David L. Abzug                 Assistant Vice President    None



      John A. Agar                   Regional Vice President     None
      1501 N. University Drive
      Little Rock, AR 72207

      Robert B. Aprison              Regional Vice President     None
      2983 Bryn Wood Drive
      Madison, WI  53711



#     Richard Armstrong              Assistant Vice President    None



*     William W. Bagnard             Vice President              None



      Steven L. Barnes               Vice President              None
      8000 Town Line Avenue South
      Suite 204
      Minneapolis, MN 55438



      Michelle A. Bergeron           Regional Vice President     None
      1190 Rockmart Circle
      Kennesaw, GA  30144



      Joseph T. Blair                Vice President              None
      27 Drumlin Road
      West Simsbury, CT  06092



      John A. Blanchard              Regional Vice President     None
      6421 Aberdeen Road
      Mission Hills, KS 66208

      Ian B. Bodell                  Senior Vice President       None
      3100 West End Avenue, Suite 870
      Nashville, TN  37215



      Michael L. Brethower           Vice President              None
      108 Hagen Court
      Georgetown, TX  78628



      C. Alan Brown                  Regional Vice President     None
      4619 McPherson Avenue
      St. Louis, MO  63108



*     Daniel C. Brown                Director, Sr. Vice President   None

@     J. Peter Burns                 Vice President              None



      Brian C. Casey                 Regional Vice President     None
      9508 Cable Drive
      Kensington, MO  20895



      Victor C. Cassato              Vice President               None
      999 Green Oaks Drive
      Littleton, CO  80121



      Christopher J. Cassin          Regional Vice President     None
      231 Burlington
      Clarendon Hills, IL  60514



      Denise M. Cassin               Regional Vice President     None
      1425 Vallejo, #203
      San Francisco, CA 94109

*     Larry P. Clemmensen            Director, Treasurer         None



*     Kevin G. Clifford              Senior Vice President        None



      Ruth M. Collier                Vice President              None
      145 West 67th St. Ste. 12K
      New York, NY  10023



      Thomas E. Cournoyer            Vice President              None
      2333 Granada Boulevard
      Coral Gables, FL  33134



      Douglas A. Critchell           Vice President              None
      4116 Woodbine St.
      Chevy Chase, MD 20815



*     Carl D. Cutting                Vice President              None



      Michael A. Dilella             Vice President              None
      P.O. Box 661
      Ramsey, NJ  07446



      G. Michael Dill                Sr. Vice President           None
      3622 E. 87th Street
      Tulsa, OK  74137



      Kirk D. Dodge                  Regional Vice President     None
      2617 Salisbury Road
      Ann Arbor, MI  48103



      Peter J. Doran                 Sr. Vice President          None
      1205 Franklin Avenue
      Garden City, NY  11530



*     Michael J. Downer              Secretary                   None



      Robert W. Durbin               Vice President              None
      74 Sunny Lane
      Tiffin, OH  44883



%     Lloyd G. Edwards               Vice President              None



*     Paul H. Fieberg                Sr. Vice President          None



      John Fodor                     Regional Vice President     None
      15 Latisquama Road
      Southborough, MA 01772



*     Mark P. Freeman, Jr.           Director, President          None



      Clyde E. Gardner               Vice President              None
      Route 2, Box 3162
      Osage Beach, MO  65065



#     Evelyn K. Glassford            Vice President              None



      Jeffrey J. Greiner             Regional Vice President     None
      5898 Heather Glen Court
      Dublin, OH  43017



*     Paul G. Haaga, Jr.             Director                    Sr. Vice President



      David E. Harper                Vice President              None
      R.D. 1, Box 210, Rte 519
      Frenchtown, NJ  08825



      Ronald R. Hulsey               Regional Vice President     None
      6744 Avalon
      Dallas, TX  75214



*     Robert L. Johansen             Vice President, Controller   None



      Michael J. Johnston            Chairman of the Board       None
      630 Fifth Ave., 36th Floor
      New York, NY 10111-0121

*     V. John Kriss                  Sr. Vice President          None
      P.O. Box 274
      Surfside, CA 90743



      Arthur J. Levine               Vice President              None
      12558 Highlands Place
      Fishers, IN  46038



#     Karl A. Lewis                  Assistant Vice President    None



      T. Blake Liberty               Regional Vice President     None
      12585-E East Tennessee Circle
      Aurora, CO  80012



*     Susan G. Lindgren              Vice President -            None
                                     Institutional Investment Services
                                     Division



      Stephen A. Malbasa             Regional Vice President     None
      13405 Lake Shore Blvd.
      Cleveland, OH  44110



      Steven M. Markel               Vice President              None
      5241 South Race Street
      Littleton, CO  90121



*     John C. Massar                 Sr. Vice President          None



*     E. Lee McClennahan             Sr. Vice President          None



      Laurie B. McCurdy              Regional Vice President     None
      6008 E. Anderson Drive
      Scottsdale, AZ 85255



&     John V. McLaughlin             Senior Vice President       None



      Terry W. McNabb                Vice President              None
      2002 Barrett Station Road
      St. Louis, MO  63131



*     R. William Melinat             Vice President - Institutional   None
                                     Investment Services Division



      David R. Murray                Regional Vice President     None
      25701 S.E. 32nd Place
      Issaquah, WA  98027



      Stephen S. Nelson              Vice President              None
      7215 Trevor Court
      Charlotte, NC  28226



*     Barbara G. Nicholich           Assistant Vice President -   None
                                     Institutional Investment Services
                                     Division



      William E. Noe                 Regional Vice President     None
      304 River Oaks Road
      Brentwood, TN 37027



      Peter A. Nyhus                 Regional Vice President     None
      3084 Wilds Ridge Court
      Prior Lake, MN 55372



      Eric P. Olson                  Regional Vice President     None
      62 Park Drive
      Glenview, IL 60025



      Fredric Phillips               Regional Vice President     None
      32 Ridge Avenue
      Newton Centre, MA  02159



#     Candance Pilgram               Assistant Vice President    None



      Carl S. Platou                 Regional Vice President     None
      4021 96th Avenue, SE
      Mercer Island, WA 98040



*     John O. Post, Jr.              Vice President              None



      Steven J. Reitman              Vice President              None
      212 The Lane
      Hinsdale, IL 60521



      Brian A. Roberts               Regional Vice President     None
      12025 Delmahoy Drive
      Charlotte, NC  28277



      George S. Ross                 Vice President              None
      55 Madison Avenue
      Morristown, NJ  07962



*     Julie D. Roth                  Vice President              None



*     James F. Rothenberg            Director                    None



      Douglas F. Rowe                Regional Vice President     None
      30309 Oak Tree Drive
      Georgetown, TX 78628



      Christopher Rowey              Regional Vice President     None
      9417 Beverlywood Street
      Los Angeles, CA 90034



      Dean B. Rydquist               Vice President              None
      1080 Bay Pointe Crossing
      Alpharetta, GA 30202



      Richard R. Samson              Vice President              None
      4604 Glencoe Avenue, No. 4
      Marina del Rey, CA  90292



      Joe D. Scarpitti               Regional Vice President     None
      25760 Kensington Drive
      Westlake, OH 44145



*     R. Michael Shanahan            Director                    Director



      David W. Short                 Sr. Vice President          None
      1000 RIDC Plaza, Ste 212
      Pittsburgh, PA  15238



*     Victor S. Sidhu                Vice President - Institutional   None
                                     Investment Services Division



      William P. Simon, Jr.          Vice President              None
      554 Canterbury Lane
      Berwyn, PA  19312



*     John C. Smith                  Assistant Vice President -   None
                                     Institutional Investment Services
                                     Division



*     Mary E. Smith                  Assistant Vice President,   None
                                     Institutional Investment
                                     Service Division



      Rodney G. Smith                Regional Vice President     None
      2350 Lakeside Blvd., #850
      Richardson, TX  75082



      Nicholas D. Spadaccini         Regional Vice President     None
      855 Markley Woods Way
      Cincinnati, OH 45230



      Daniel S. Spradling            Senior Vice President       None
      #4 West Fourth Avenue, Suite 406
      San Mateo, CA  94402



      Thomas A. Stout                Regional Vice President     None
      2603 Kresson Place
      Bowie, MD 20715



      Craig R. Strauser              Regional Vice President     None
      17040 Summer Place
      Lake Oswego, OR 97035



      Francis N. Strazzeri           Regional Vice President     None
      31641 Saddletree Drive
      Westlake Village, CA 91361



&     James P. Toomey                Assistant Vice President    None



%     Christopher E. Trede           Assistant Vice President    None



      George F. Truesdail            Vice President              None
      400 Abbotsford Court
      Charlotte, NC  28270



      Scott W. Ursin-Smith           Regional Vice President     None
      606 Glenwood Avenue
      Mill Valley, CA  94941

@     Andrew J. Ward                 Vice President              None



*     David M. Ward                  Assistant Vice President -   None
                                     Institutional Investment Services
                                     Division



      Thomas E. Warren               Regional Vice President     None
      4001 Crockers Lake Blvd., #1012
      Sarasota, FL 34238



#     J. Kelly Webb                  Sr. Vice President          None



      Gregory J. Weimer              Regional Vice President     None
      125 Surrey Drive
      Canonsburg, PA  15317



#     Timothy W. Weiss               Director                     None



**    N. Dexter Williams             Vice President              None



      Timothy J. Wilson              Regional Vice President     None
      113 Farmview Place
      Venetia, PA 15367



@     Marshall D. Wingo              Sr. Vice President          None



*     Robert L. Winston              Director, Sr. Vice President   None



      William Yost                   Regional Vice President     None
      9320 Overlook Trail
      Eden Prairie, MN  55347



      Janet M. Young                 Regional Vice President     None
      1616 Vermont
      Houston, TX  77006



* Business Address, 333 South Hope Street, Los Angeles, CA  90071
** Business Address, Four Embarcadero Center, Suite 1800, San Francisco, CA
94111
# Business Address, 135 South State College Boulevard, Brea, CA  92621
& Business Address, 8000 IH-10, Suite 1400, San Antonio, TX  78230
@ Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
% Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN  46240

 (c) None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.
 Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, are maintained and held in the offices of the registrant's investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92621, and/or the offices of the Registrant, Four Embarcadero Center (Suite 1800), San Francisco, California 94111.

 The registrant's records covering shareholder accounts are maintained and kept by the registrant's transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92621, 8000 IH-10, Suite 1400, San Antonio, Texas 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, Indiana 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

 The registrant's records covering portfolio transactions are maintained and kept by the registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02101.

ITEM 31. MANAGEMENT SERVICES.
 None.

ITEM 32. UNDERTAKINGS
 (c) As reflected in the prospectus, the registrant undertakes to provide each person to whom a prospectus is delivered with a copy of the registrant's latest annual report to shareholders, upon request and without charge.

                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 16th day of February, 1996.

    FUNDAMENTAL INVESTORS, INC.
    By: /s/ Walter P. Stern
        (Walter P. Stern, Chairman of the Board)

 Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on February 16, 1996, by the following persons in the capacities indicated.

          SIGNATURE                                      TITLE



(1)       Principal Executive Officer:



           /s/ Walter P. Stern                           Chairman of the Board

          (Walter P. Stern)



(2)       Principal Financial Officer and
          Principal Accounting Officer:



           /s/ Mary C. Hall                              Treasurer

          (Mary C. Hall)



(3)       Directors:



          Guilford C. Babcock*                           Director

          Charles H. Black*                              Director

          Martin Fenton, Jr.*                            Director

          Herbert Hoover III*                            Director

          Gail L. Neale*                                 Director

          Kirk P. Pendleton*                             Director

          James W. Ratzlaff*                             Director

          Henry E. Riggs*                                Director



           /s/ R. Michael Shanahan

          (R. Michael Shanahan)                          Director



           /s/ Walter P. Stern

          (Walter P. Stern)                              Chairman of the Board



          Charles Wolf, Jr.*                             Director


*By  /s/ Julie F. Williams
 (Julie F. Williams, Attorney-in-Fact)
 Counsel reports that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).
     /s/ Michael J. Downer
    (Michael J. Downer)